Exhibit 10.1

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) | RATING | PAGE OF PAGES 1 107

2. CONTRACT (*Proc. Inst. Ident.*) NO. [***]

3. EFFECTIVE DATE: See Block 20C

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: OS320420

5. ISSUED BY — CODE: ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

6. ADMINISTERED BY (*If other than Item 5*) — CODE: ASPR-BARDA

ASPR-BARDA
US DEPT OF HEALTH & HUMAN SERVICES
BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT
200 INDEPENDENCE AVE, S.W.
Washington DC 20201

SCD-C

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, country, State and ZIP Code*)

SPECTRAL MD, INC. [***]
BRANDYPIERRE;2515 MCKINNEY AVE STE 1000
2515 MCKINNEY AVE STE 1000
DALLAS TX 75201

CODE [***] | FACILITY CODE

8. DELIVERY: ☐ FOB ORIGIN ☒ OTHER (*See below*)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM: G.5

11. SHIP TO/MARK FOR — CODE: OS

Office of the Secretary
Office of the Secretary
200 Independence Ave. S.W.
Washington DC 20201

12. PAYMENT WILL BE MADE BY — CODE: ASPR-BARDA

ASPR-BARDA
US DEPT OF HEALTH & HUMAN SERVICES
BIOMEDICAL ADVANCED RESEACH & DEVEL
200 INDEPENDENCE AVE, S.W; ROOM 640
Washington DC 20201

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
☐ 10 U.S.C. 2304 (c) ( ) ☐ 41 U.S.C. 3304 (a) ( )

14. ACCOUNTING AND APPROPRIATION DATA: 2023.1995361.25106

15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	Continued				

15G. TOTAL AMOUNT OF CONTRACT [***]

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	52
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	10	X	J	LIST OF ATTACHMENTS	56
X	D	PACKAGING AND MARKING	12			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	13				
X	G	CONTRACT ADMINISTRATION DATA	27		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	35		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. ☒ CONTRACTOR' S NEGOTIATED AGREEMENT (*Contractor is required to sign this document and return ______ copies to issuing office.*) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (*Attachments are listed herein.*)

18. ☐ SEALED-BID AWARD (*Contractor is not required to sign this document.*) Your bid on Solicitation Number ______, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (*Type or print*): Wensheng Fan CEO

20A. NAME OF CONTRACTING OFFICER: JONATHAN F. GONZALEZ

19B. NAME OF CONTRACTOR: SPECTRAL MD, INC. 1178833

BY: /s/ Wensheng Fan

(*Signature of person authorized to sign*)

19C. DATE SIGNED: 09/27/2023

20B. UNITED STATES OF AMERICA

BY: /s/ Jonathan F. Gonzalez - S

(*Signature of the Contracting Officer*)

20C. DATE SIGNED: 9/27/2023

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (Rev. 3/2013)
Prescribed by GSA - FAR (48 CFR) 53.214(a)

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED [***]	PAGE 2 OF 107

NAME OF OFFEROR OR CONTRACTOR
SPECTRAL MD, INC. [***]

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Tax ID Number: [***] UEI: XYMKTFCE2XR3 OTA: N Delivery: [***] Appr. Yr.: 2023 CAN: 1995361 Object Class: 25106 Period of Performance: [***]				
1	ASPR-23-02537 Base period (CLIN1) funds to Spectral MD Inc for new Project BioShield award Obligated Amount: [***]				[***]
2	Option 1 - Procurement of DeepView Devices by [***] Amount: [***] (Option Line Item)				[***]
3	Option 2 - Follow-on Development Amount: [***] (Option Line Item)				[***]
4	Option 3 - Additional Procurement of DeepView Devices by [***] Amount: [***] (Option Line Item)				[***]
5	Option 4 - Additional Development Amount: [***] (Option Line Item)				[***]

AUTHORIZED FOR LOCAL REPR

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTRACT TABLE OF CONTENTS

PART I – THE SCHEDULE	2

SECTION B – SUPPLIES OR SERVICES AND PRICE/COSTS	2

SECTION C – DESCRIPTIONS/SPECIFICATIONS/WORK STATEMENT	8

SECTION D – PACKAGING, MARKING, & SHIPPING	10

SECTION E – INSPECTION AND ACCEPTANCE	11

SECTION F – DELIVERIES OR PERFORMANCE	12

SECTION G – CONTRACT ADMINISTRATION DATA	25

SECTION H – SPECIAL CONTRACT REQUIREMENTS	33

PART II – CONTRACT CLAUSES	49

SECTION I – CONTRACT CLAUSES	49

PART III – LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS	52

SECTION J – LIST OF ATTACHMENTS	52

PART I – THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.1. BRIEF DESCRIPTION OF SERVICES

The Pandemic and All Hazards Preparedness Act (PAHPA) of 2006 established the Biomedical Advanced Research and Development Authority (BARDA) and was reauthorized under the PAHPA of 2013 and again in 2019 under the Pandemic and All-Hazards Preparedness and Advancing Innovation Act (PAHPAIA), Public Law No. 116-22, to support development and acquisition of medical countermeasure (MCMs) to prevent or treat the medical consequences of chemical, biological, radiological, and nuclear (CBRN) threats, pandemic influenza (PI), and emerging infectious diseases (EID). These MCMs include vaccines, therapeutics, diagnostics, and medical devices. Additionally, BARDA is entrusted to foster innovation of technologies that enable better manufacturing, testing, and utilization of these medical countermeasures.

This hybrid cost plus fixed fee, Firm Fixed Price and cost sharing contract with Spectral MD, Inc. is to support development of a novel burn wound imaging technology (BWIT).

The Government has determined a Bona Fide Need for each non-severable discrete work segment which will conclude upon the completion of a defined tasks that provide(s) independent merit and value to the Government. The Contractor’s success in completing the required tasks under the work segments must be demonstrated through the Deliverables and Milestones specified under Article F of this contract. As set forth in Attachment J Statement of Work, the Go/No-Go, Deliverable, and/or Milestone will constitute the basis for the Government’s decision, at its sole discretion, to exercise any follow-on option period(s).

The period of performance under CLIN 1 Phase A is time driven. The CLIN is fully funded for the period of performance and shall only be used for the scope of work covered in CLIN 1 Phase A. The period of performance is listed under Article B.2.1.

B.2. COST AND PERIOD OF PERFORMANCE

1.	The government will not be responsible for any Contractor-incurred costs that exceed this amount unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount.

2.	The Contractor shall maintain records of all contract costs and such records shall be subject to FAR 52.215-2 (Oct 2010), Audit and Records-Negotiation, and Health and Human Services Acquisition Regulation (HHSAR) 352.242-74, Final Decisions on Audit Findings, incorporated by reference into this contract in SECTION I.

B.2.1 BASE PERIOD

1. The Base Period is a Cost-Plus Fixed Fee (CPFF) Contract Line Item Number (CLIN).

2. The total estimated cost of the base period of this contract is [***].

3. The fixed fee for CLIN 0001 is [***]. The fixed fee shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in Section I of this contract.

Table 1. Base Period Cost Reimbursement CLIN
CLIN	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001	[***]	[***]	[***]	[***]	[***]

4. The amount currently obligated will cover base performance of the contract through [***], unless FAR Clause 52.217-8 is exercised. The period of performance may be adjusted with mutual agreement.

B.2.2. OPTIONS

a.	The contract includes optional cost sharing CLINs 3 and 5. The Government may exercise Options in accordance with 52.217-7 Option for Increased Quantity – Separately Priced Line Item (March 1989), as set forth in Section I of the contract.

b.	Unless the government exercises its option pursuant to the option clause contained in SECTION I, as well as successful completion of the “go criteria,” the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth in SECTION B.2 of the contract.

c.	The Government may modify the contract bilaterally and require the contractor to provide supplies and services for Option Periods listed below, in accordance with 52.217-7.

d.	If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary written notice of its intent as referenced in Section I. The tentative time frame for period of performance is set forth below.

Table 2. Option Period Firm Fixed Price CLINs
CLIN	Period of Performance	Supplies/Services	Number of Units	Total Price
0002	[***]	Option 1 - Procurement of DeepView Devices [***]	[***]	[***]
0004	[***]	Option 3 – Additional Procurement of DeepView Devices [***]	[***]	[***]

Table 3. Option Period CLINs Cost Share
CLIN	Est. Period of Performance	Services	Government Cost Share	Contractor Cost Share	Total Estimated Cost
0003	[***]	Option 2 – Follow-on Development	[***]	[***]	[***]
0005	[***]	Option 4 – Additional Development	[***]	[***]	[***]

B.3. ESTIMATED COST - COST SHARING

This is a cost-sharing contract. The total estimated cost sharing for performing the work in the optional CLINs 0003 and 0005 is established in the above schedule, B.2 Table 4. For further provisions regarding the specific cost-sharing arrangement, see the ADVANCE UNDERSTANDINGS Article in SECTION B.5 of the Contract.

B.4. LIMITATIONS APPLICABLE TO DIRECT COSTS

1.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses and unless authorized in writing by the Contracting Officer or set forth in the Statement of Work, the cost of the following items or activities shall be unallowable as direct costs:

a.	Acquisition, by purchase or lease, of any interest in real property;

b.	Special rearrangement or alteration of facilities;

c.	Accountable Government Property (see the HHS Contracting Guide for Control for Government Property incorporated by Section G.9. of this contract);

Note: this includes the lease or purchase of any item of general-purpose office furniture or office equipment regardless of dollar value.

d.	Purchase or lease of scientific instruments or equipment over $10,000 except for instruments and equipment specifically included in the Statement of Work;

e.	Travel to attend general scientific meetings/conferences;

f.	Promotional Items

g.	Printing Costs (as defined in the Government Printing and Binding Regulations);

h.	Overtime (premium) compensation;

i.	Entering into certain types of subcontracting arrangements (See Section B.5(3) for specific obligations). Note that most consulting agreements require CO’s written consent;

j.	Foreign Travel (see Subparagraph B.4.2(3));

k.	Patient care costs (see Section J-List of Attachments);

l.	Light Refreshment and Meal Expenditures - Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, at least six weeks in advance of the event and are subject to “HHS Policy on Promoting Efficient Spending: Use of Appropriate Funding for Conferences and Meetings, Food and Promotional Items and Printing and Publications.” The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provide; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility.

2.	Travel Costs

1) Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract during the Base Period shall not exceed [***] without the prior written approval of the Contracting Officer. The Contractor shall notify the Contracting Officer in writing when travel expenditures have exceeded 80% of the base period travel expenses. Costs must be consistent with Federal Acquisition Regulations (FAR) 52.247-63 – Preference for U.S. Air Flag carriers.

2) Subject to the dollar limitation specified under B.5.b.1. above, the Contactor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulation (FAR) 31.2 – Contracts with Commercial Organizations, Sub-Section 31.205- 46, Travel Costs.

3) If foreign travel is necessary, a Contracting Officer Authorization (COA) will be required. Expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the amount specified in each approved COA, without the prior written approval of the Contracting Officer.

Requests for foreign travel must be submitted at least four weeks in advance and shall contain the following:

●	Meeting(s) and place(s) to be visited, with costs and dates; name(s) and title(s) of Contractor personnel to travel and their functions in the contract project;

●	Contract purposes to be served by the travel;

●	How travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of BARDA contract funds;

●	How such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and

●	What additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

Contractor Consent to Go/No-Go Decision

The Government’s discretion to exercise options for periods beyond the base period may only be exercised if Contractor and Government agree that the Milestones of the current base or option period(s) have been accomplished as detailed in GO/NO-GO DECISION POINTS. Following Contractor’s notification to the COR that all Milestones of the current base or option period(s) have been achieved, the Government may, at its sole discretion, exercise its right to award the next option period.

B.5. ADVANCE UNDERSTANDINGS

1.	Person-in-Plant

With seven days advance notice to the Contractor in writing from the Contracting Officer, the Government may place a man-in-plant in the Contractor’s or Subcontractor’s facility, who shall be subject to the Contractor’s or Subcontractor’s policies and procedures regarding security and facility access at all times while in the Contractor’s or Subcontractor’s facility. The Government’s representative shall be provided reasonable access, during normal business hours, of the production areas being utilized in performance on the Contract. As determined by federal law, no Government representative shall publish, divulge, disclose, or make known in any manner, or to any extent not authorized by law, any information coming to him in the course of employment or official duties, while stationed in a contractor or subcontractor plant.

An article substantially similar to this Person-in-Plant article shall be incorporated into any subcontract for experimental or manufacturing work.

2.	Security

A security plan is required within 30 days of contract award.

3.	Subcontracts

Prior written consent from the Contracting Officer in the form of Contracting Officer Authorization (COA) is required for any subcontract that:

●	Is of the cost-reimbursement, time-and-materials or labor-hour type or

●	Is of the fixed price type and exceeds $250,000 or 5% of the contract

The Contracting Officer shall request appropriate supporting documentation in order to review and determine authorization, pursuant with FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, the Contractor shall provide a copy of the signed, executed subcontract and consulting agreement to the Contracting Officer within ten (10) calendar days.

Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Section.

4.	Overtime Compensation

No overtime (premium) compensation is authorized under the subject contract.

5.	Sharing of contract deliverables within United States Government (USG)

Subject to the data rights provisions of FAR 52.227-14 and 52.227-14 Alt. II, in an effort to build a robust medical countermeasure pipeline through increased collaboration, the Government may share technical deliverables with Government entities responsible for Medical Countermeasure Development. In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the Integrated Portfolio Advisory Committee (PAC) Charter, and agreements between BARDA and the Department of Defense, the National Institutes of Health, the Centers for Disease Control, and the Food and Drug Administration, BARDA may share technical deliverables and test results created in the performance of this Contract with the United States Government and entities within the Integrated Portfolio. This advance understanding does not authorize the Government to share financial or technical information, technical deliverables, or any other data outside of the United States Government. The Contractor is advised to review the terms of FAR 52.227-14, Rights in Data – General, regarding the government’s rights to deliverables submitted during performance as well as the government’s rights to data contained within those deliverables.

6.	Approval of Human and Animal Protocols

The Contractor shall submit all human and animal protocols and human informed consent documents as referenced under this Contract to the COR for review and approval prior to seeking other approvals (Institutional Review Board, Human Use Committee, Institutional Animal Care and Use Committee). The Government requires no fewer than ten (10) business days to perform a review. The Contractor shall take this review time into account and submit protocols as early as possible to avoid delays. The Government’s comments and feedback shall be addressed prior to approval. The COR will review and provide approval of protocols. Human informed consents shall also be submitted and reviewed with any human protocol.

7.	Rights in Data

The contract will incorporate the FAR Clause 52.227-14, Rights in Data—General. The Contractor is advised to review the terms of FAR 52.227-14, Rights in Data, regarding the government’s rights to deliverables submitted during performance as well as the government’s rights to data contained within those deliverables.

This notice shall be marked on any reproduction of these data, in whole or in part.

8.	Cost Sharing

1. This is a cost-sharing contract for CLINs 0003 and 0005. Monies shall be provided for the total cost of performance from BARDA and Spectral MD.

2. BARDA shall provide monies in an amount not to exceed [***] for CLINs 0003 and 0005, if the options are exercised. The Contractor’s share of CLINs 0003 and 0005 is estimated at [***].

3. The Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records- Negotiation and Final Decisions on Audit Findings clauses of the General Clauses.

4. Costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization’s share of the costs expended by category, on the Financial Report of Individual Project/Contract as referenced in the CONTRACT FINANCIAL REPORT Article in SECTION G of this contract.

9.	Determination On Execution Of Options

1. BARDA would have the sole discretion to make the determination on execution of options for additional device procurements [***].

2. [***].

3. [***].

B.6 ORGANIZATIONAL CONFLICT OF INTEREST

a.	General: For the purpose of this provision/clause, “consultant” is defined as a company, firm, LLC, sole proprietor, joint venture member, independent contractor, subcontractor, affiliate, or similar entity that is not an employee of the Contractor.

b.	Disclosure: The Contractor shall report contacts with consultants who are paid to furnish advice, information, direction, or assistance to the Contractor or any subcontractor in support of the preparation or submission of the Contractor’s business or technical proposal. The report shall include the following information:

a.	The name, title, and contact information for the consultant, including the name and contact information for his/her company/firm/etc.

b.	The name, title, and contact information for a Contractor point of contact, including the name and contact information for the prime contractor if the consulting services were received by a subcontractor.

c.	The nature of the consulting services received.

c.	Resolution: The responsible Contracting Officer will review the Contractor’s disclosure to determine whether an actual or appearance of a conflict of interest exists based on the information disclosed by the Contractor and/or from other sources. The framework for the Contracting Officer’s review will be FAR Subpart 9.5, Organizational and Consultant Conflicts of Interest. If an actual or appearance of a conflict of interest exists, the Contracting officer will take action which may include, but is not limited to, requesting a mitigation plan from the Contractor.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work attached to this contract as Attachment 1 (Section J-List of Attachments).

C.2. REPORTING REQUIREMENTS

Refer to Section F.2 for specific instructions regarding Reporting Requirements.

C.3. PROJECT MEETING CONFERENCE CALLS

A conference call between the Contracting Officer, the Contracting Officer’s Representative (COR) and designees and the Contractor’s Project Leader/delegate and designees shall occur bi-weekly or as otherwise mutually agreed upon by the Government and the Contractor or determined by the Contracting Officer. During this call the Contractor’s Project Leader/delegate and designees will discuss the activities since the last call, any problems that have arisen and the activities planned until the next call takes place. The Contractor’s Project Leader/delegate may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Representative. Electronic copy of conference call meeting minutes/summaries shall be provided via e-mail to the CO, COR, and uploaded into a new “Collaborator Portal” by the Contractor within five (5) business days after the conference call is held. The COR shall provide details and setup instructions for the portal once it is authorized for use.

C.4. PROJECT MEETINGS

The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the COR. These meetings may include virtual and/or face-to-face meetings with BARDA in Washington, D.C. and at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor confidential or proprietary data) and Government personnel as required by the COR in order to facilitate review of contract activities.

1.	Kickoff Meeting

The Contractor and Government shall conduct a kickoff meeting within 45 calendar days after contract award to review HHS procedures, processes and expectations. Contractor shall provide an itinerary/agenda no later than five (5) business days before meeting. Minutes from the kickoff meeting must be provided within ten (10) business days of the event.

2.	Quarterly and Ad-Hoc Meetings

At the discretion of the CO or COR, the Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Representative. These meetings may be conducted via virtual or face-to-face meetings in Washington, D.C. or at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor’s confidential or proprietary data) and Government personnel as required by the Contracting Officer’s Representative, giving reasonable prior notice of such requirement to Contractor, in order to facilitate review of contract activities.

Contractor shall provide itinerary/agenda at least two (2) business days in advance of meetings.

Contractor shall provide a meeting summary to the BARDA COR no later than five (5) business days after the meeting.

3.	Project Review Meetings

The Contractor shall, at a time to be determined later, present a comprehensive review of contract progress to date in a virtual or face-to-face meeting in Washington, DC., or, alternatively upon agreement of the parties a virtual or remote meeting, including due to public health reasons. The Contractor will be responsible for updating the BARDA program on technical progress under the Statement of Work. Presentation must be delivered seven (7) business days prior to the scheduled meeting.

C.5 RISK MANAGEMENT

The Contractor shall establish and maintain an active, enterprise-wide risk management system as well as a specific risk management plan that includes the SOPs governing risk management, a description of the risk management activities required to oversee the project across its range of scope, and the processes for reviewing completed risk mitigations. The Contractor shall complete risk management documentation for the program as applicable, such as:

1.	Preliminary hazard analyses as necessary for each product component

2.	Design, user, and process FMEA plans

3.	Risk control plans to verify the proposed mitigations

C.6 REGULATORY ACTIVITIES

The Contractor shall provide the COR the opportunity to review and comment upon any draft documents, including draft pre-submission packages, and meeting requests, to be submitted to the FDA or other regulatory agency. The Contractor shall provide the COR with fifteen (15) business days for review and comments. An acceptable version shall be provided to the COR prior to FDA submission.

The Contractor shall provide the COR initial draft minutes and final draft minutes of any - meeting with the FDA and other regulatory agencies.

The Contractor shall communicate the dates and times of any meeting with the FDA and other regulatory agencies to the COR and ensure participation for appropriate COR and BARDA SME staff to attend the meetings.

The Contractor shall forward Standard Operating Procedures (SOPs) upon request from Contracting Officer’s Representative /Contracting Officer.

The Contractor shall work to support BARDA in development of FDA submissions and meeting for seeking a Pre-Emergency Use Authorization if deemed necessary by BARDA. The support may require the Contractor to develop unique deliverables other than the ones related to the SOW for submission to the FDA by BARDA.

The Contractor shall support FDA audits. Within thirty (30) calendar days of an FDA audit of Contractor or subcontractor facilities, the Contractor shall provide copies of the audit findings, final report, and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

C.7 QUALITY

The Contractor shall establish and maintain a Quality Management System with sufficient content to include but not limited to the elements contained in the Code of Federal Regulations Title 21 Part 210-211.

The Contractor shall establish routine internal reviews, documentation, and evidence of the ability to maintain, and adhere to the Code of Federal Regulations Title 21 Part 210-211.

The Contractor shall conduct an audit of its system quality system adherence, resolve any issues noted by the auditor, and provide the Quality Audit Findings and resolutions to the Government. The audit shall be conducted by individuals who do not have direct responsibility for the matters being audited.

SECTION D – PACKAGING, MARKING, AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications and Section F. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition

Unless otherwise specified by the CO, delivery of reports to be furnished to the Government under this contract (including invoices) shall be delivered to the CO and COR electronically along with a concurrent email notification to the CO and COR (as defined in Section F.3. Electronic Submission) summarizing the electronic delivery.

SECTION E – INSPECTION AND ACCEPTANCE

E.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at: https://www.acquisition.gov/FAR/

FAR Clause	Title and Date

FAR 52.246-3, Inspection of Supplies – Cost-Reimbursement (May 2001)

FAR 52.246-5, Inspection of Services - Cost-Reimbursement (April 1984)

FAR 52.246-8, Inspection of Research and Development – Cost-reimbursement (May 2001)

FAR 52.246-16, Responsibility for Supplies (April 1984)

E.2. DESIGNATION OF GOVERNMENT PERSONNEL

For the purpose of this Section E, the designated Contracting Officer’s Representative (COR) is the authorized representative of the Contracting Officer. The COR will assist in resolving technical issues that arise during performance. The COR however is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance, or authorize reimbursement of any costs incurred during performance.

E.3. INSPECTION, ACCEPTANCE AND CONTRACT MONITORING

Inspection and acceptance of the product, services, and documentation called for herein shall be accomplished by the Contracting Officer or a duly authorized representative. Delivery, technical inspection and acceptance will take place at a location designated by the Contracting Officer or the Contracting Officer Representative.

1.	Site Visits and Inspections

At the discretion of the Government and independent of activities conducted by the Contractor, with 48-hours’ notice to the Contractor, the Government reserves the right to conduct site visits and inspections related to this Contract on an as needed basis during normal business hours, including collection of product samples and intermediates held at the location of the Contractor, or its subcontractor. All costs reasonably incurred by the Contractor and subcontractor for such visit and/or inspection shall be allowable costs subject to the Allowable cost requirements in FAR Subpart 31.2. The Contractor shall coordinate these visits and shall have the opportunity to accompany the Government on any such visits. Under time-sensitive or critical situations, the Government reserves the right to suspend the 48-hour notice to the Contractor. The areas included under the site visit could include, but are not limited to: security, regulatory and quality systems, manufacturing processes and cGMP/GLP/GCP compliance related to activities funded under this Contract.

If the Government, Contractor, or other party identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the Government for review and acceptance:

a.	If issues are identified during the audit, the Contractor shall submit a report to the CO and COR within five business days detailing the finding and corrective action(s) of the audit.

b.	COR and CO will review the report and provide a response to the Contractor within ten business days.

c.	Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

SECTION F – DELIVERIES OR PERFORMANCE

F.1. ESTIMATED PERIOD OF PERFORMANCE

The estimated period of performance for this contract shall be consistent with the dates set forth in the Base Period in Section B.2.1. If the Government exercises the Options Period(s) pursuant to the Option Clause in Section I.3 of the contract, the period of performance shall be increased as shown in the tables in Section B.2.2.

F.2. DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon completion of performance of the work set forth in the Statement of Work, set forth in Section J - List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the COR, of each of the deliverables described in Section C, Section F, and Section J.

All deliverables and reporting documents listed within this Section shall be delivered electronically (as defined in Section F.3 Electronic Submission) to the CO, CS, and the COR unless otherwise specified by the CO.

Unless otherwise specified by the CO, the deliverables identified in this Section F shall also be delivered electronically to the designated Collaborator Portal along with a concurrent email notification sent to the CO, CS, COR, and Alternate COR stating delivery has been made.

Electronic copies of documents/reports are preferred, however if a paper/hard copy documents/reports is to be submitted under this contract, it shall be printed or copied, double- sided, on at least 30 percent post-consumer fiber paper, whenever practicable, in accordance with FAR 4.302(b). The Contracting Officer or the Contracting Officer Representative shall provide the designated shipping address, as required.

Contract Data Requirements List (CDRLs)

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
01	Kickoff Meeting	The Contractor shall complete a Kickoff meeting after contract award

●     Within 45 calendar days after contract award.

●     Materials: Contractor shall provide itinerary, slides, and agenda to CO and COR at least five (5) business days in advance of meeting. COR approves distributes itinerary and agenda within three (3) business days.

●     Due out: Contractor provides meeting minutes to CO and COR within five (5) business days after the meeting. The CO and COR reviews, comments, and the COR approves minutes within ten (10) business days of the event.

02	Quarterly Meetings	At the discretion of the government, the Contractor shall hold recurring virtual or face-to- face Project Review Meetings up to four per year either in Washington D.C or at work sites of the Contractor or subcontractors. The meetings will be used to discuss contract progress in relation to the Program Management deliverables described below as well as study designs, technical, regulatory, and ethical aspects of the program.

●     Materials: Contractor shall provide itinerary, slides, and agenda to CO and COR at least five (5) business days in advance of site visit. The COR approves and distributes itinerary and agenda within three (3) business days.

●     Due out: Contractor provides meeting minutes to the CO and the COR within five (5) business days after the meeting. The CO and COR reviews, comments, and the COR approves minutes within ten (10) business days.

03	Biweekly Virtual Meetings	The Contractor shall participate in virtual meeting every two weeks with the CO and the COR to discuss the performance of the contract. The COR shall approve the virtual platform the meeting will be held on.

●     Materials: Contractor provides agenda and slides to the CO and COR no later than two (2) business days in advance of meeting. The COR approves and distributes agenda prior to meeting.

●     Due out: Contractor provides meeting minutes to the CO and COR within five (5) business days following the meeting. The CO and COR reviews, comments, and the COR approves minutes within ten (10) business days following the meeting.

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
04 (Monthly) 05 (Annual)	Monthly & Annual Technical Progress Reports	The Monthly and Annual Technical Progress report shall address each of the below items and be cross-referenced to the Work Breakdown Structure (WBS), Statement of Work (SOW), Integrated Master Schedule (IMS), and Contract Performance Report (CPR). An Executive Summary highlighting the progress, issues and relevant manufacturing, non- clinical, clinical and regulatory activities. The Executive Summary should highlight only critical issues for that reporting period and resolution approach; limited to 2-3 pages. Progress in meeting contract milestones – broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions. The reports shall detail the planned and actual progress during the period covered, explaining occurrences of any differences between the two and the corrective steps. The reports shall also include a three-month rolling forecast of the key planned activities, referencing the WBS/IMS. A tracking log of progress on regulatory submissions with the FDA number, description of submission, date of submission, status of submission and next steps. Estimated and Actual Expenses. This report shall also contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level. This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

●     Due: Monthly Reports shall be submitted on the 25th day of the month after the end of each month with an Annual Report submitted on the 30th calendar day of the final month of each contract year for the previous twelve calendar months.

●     When the 15th or 30th falls on a weekend or a US Holiday, the reports will be due the next business day.

●     Monthly progress reports are not required for the periods when the Annual Report(s) and Final Report are due. The CO and the COR will review the monthly reports and provide feedback within ten (10) business days of receiving the report. The COR approves acceptance of monthly and annual reports.

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
06	Risk Management Plan	The Contractor shall provide a Risk Management Plan that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan shall include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule and performance.

●     Due: Within 90 days of contract award.

●     Due out: Contractor provides updated Risk Management Plan in Monthly Progress Report. The COR shall provide Contractor with written comments in response submitted plan. Contractor must address, in writing, all commercially reasonable concerns raised by the COR within 20 business days of Contractor’s receipt of COR’s concerns for CO approval.

07	Deviation Notification and Mitigation Strategy	Process for changing IMS activities associated with cost and schedule. Contractor shall notify BARDA of significant changes the IMS defined as increases in cost above 5% or schedule slippage of more than thirty (>30) days, which would require a PoP extension. Contractor shall provide a high- level management strategy for risk mitigation.	● Due: As needed and communicated by the COR/CO.
08	Go/No-Go In- Process Review (IPR) or Decision Gate Presentation	Contractor shall provide a presentation detailing technical progress made towards completion of Go/No-Go decision gate milestones using a mutually agreed upon template prior to the IPR.	● Materials: Contractor shall provide agenda and presentation materials to the CO and COR ten (10) business days prior to the In-Process Review (IPR). Contractor shall submit written justification of progress towards satisfying Go/No-Go criteria. After reviewing, the CO and COR will provide a written response within ten (10) business days.
09	Incident Report	Contractor shall communicate and document all critical programmatic concerns, risks, or potential risks with the CO and COR.

●     Due: Within 48 hours of activity or incident or within 24 hours for a security activity or incident via email or telephone, with written follow-up to the CO and COR. Additional updates due within 48 hours of additional developments.

●     Due out: Contractor shall submit, within five (5) business days, a Corrective Action Plan (if deemed necessary by either party) to address any potential issues. If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by the CO, within five (5) business days of receiving such concerns in writing.

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
10	Draft and Final Reports for Clinical and Non-Clinical Studies	Contractor shall provide Draft and Final Clinical/Non-Clinical Study Reports to the CO and COR for review and comment.

●     Draft - within 45 calendar days after completion of analysis and at least 15 business days prior to submission to FDA.

Subcontractor prepared Draft Final reports received by the Contractor shall be submitted to the CO and COR for review and comment no later than five (5) business days after receipt by Contractor.

The CO or COR shall provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies within fifteen (15) business days after the submission.

●     Final - due 30 calendar days after receiving comments on the Draft Final Report for Clinical and Non-Clinical Studies. If corrective action is recommended, Contractor must address, in writing, all reasonable concerns raised by the CO in writing. Contractor shall consider revising reports to address CO’s recommendations prior to FDA submission.

●     Final FDA submissions shall be provided to the CO and COR concurrently or no later than five (5) business days after submission to the FDA.

11	Standard Operating Procedures	The Contractor shall make internal and, to the extent possible, subcontractor Standard Operating Procedures (SOPs) available for review electronically.	Upon request from the CO.
12	FDA Correspondence	The Contractor shall memorialize any correspondence between Contractor and FDA and submit to the CO and COR. All documents shall be duly marked as either “Draft” or “Final”.	● Due: Contractor shall provide written summary of any FDA correspondence within five (5) business days of correspondence.
13	FDA Meetings	The Contractor shall forward the dates and times of any meeting with the FDA to the CO and COR and make arrangements for appropriate government staff to attend the FDA meetings. Government staff shall include up to a maximum of four (4) people (COR, CO and up to 2 subject matter experts).

●     Contractor shall schedule upcoming FDA meetings, so at a minimum the CO, COR, and RQA persons from BARDA can attend. Additionally, a pre- meeting needs to be held with BARDA to review slides and discuss meeting strategies.

●     Contractor shall notify the CO and COR of upcoming FDA meeting within 24 hours of scheduling.

●     The Contractor shall forward initial Contractor and FDA- issued draft minutes and final minutes of any meeting with the FDA to the CO and COR within five (5) business days of receipt. All documents shall be duly marked as either “Draft” or “Final”.

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
14	FDA Submissions	The Contractor shall provide the CO and COR the opportunity to review and comment upon all draft submissions before submission to the FDA. Contractor shall provide the CO and COR with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final”.

●     Due: Contractor shall submit draft FDA submissions to the CO and COR at least 15 business days prior to FDA submission. The CO and COR will provide feedback to Contractor within ten (10) business days of receipt.

●     Due out: The Contractor shall consider revising their documents to address BARDA’s concerns and/or recommendations prior to FDA submission. If Contractor does not address CO/CORs recommendations, then the Contractor shall provide a justification/explanation why BARDA recommendation is rejected.

●     Final FDA submissions shall be submitted to the CO and COR concurrently or no later than five (5) calendar day from its submission to FDA.

15	FDA Audits	In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the Government with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR). The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non- conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

●     Contractor shall notify the CO and COR within ten (10) business days of a scheduled FDA audit or within 24 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.

●     Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within five (5) business days of receiving correspondence from the FDA or third party.

●     Within ten (10) business days of audit report, Contractor shall provide CO and COR with a plan for addressing areas of nonconformance, if any are identified.

16	QA Audit Reports	BARDA Quality group and /or their qualified representatives reserves the right to participate in QA audits. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non- conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to the CO and COR. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

●    Contractor shall notify the CO and COR ten (10) days in advance of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.

●     Contractor shall notify the CO and COR within five (5) business days of report completion.

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
17	BARDA Audit	Contractor shall accommodate periodic or ad hoc site visits by the CO and COR. Contractor shall also accommodate any ‘for cause’ audit if and when there are potential issues identified in the program during the period of performance. Such issues include but are not limited to stability failures, GLP issues etc. If the CO, COR, Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the CO and COR.

●     If issues are identified during the audit, Contractor shall submit a report to the CO and COR detailing the finding and corrective action(s) within ten (10) business days of the audit.

●     Due out: The CO and COR will review the report and provide a response to the Contractor with ten (10) business days. Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

18	Technical Documents	Upon request, Contractor shall provide CO and COR with deliverables from the following contract funded activities: process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports. The CO and COR reserve the right to request within the PoP a non-proprietary technical document for distribution within the Government.

●     Contractor shall provide technical document within ten (10) business days of COR’s request. Contractor can request additional time on an as needed basis.

●     If corrective action is recommended by the COR, the Contractor must address, in writing, concerns raised by the COR to the COR and CO in writing within five (5) business days.

19	Raw Data or Data Analysis	Contractor shall provide raw data and/or data analysis generated under this contract to the CO and COR upon request. Contractor shall address and adjudicate all concerns from BARDA review of the data/analysis and amend the reports as required.	● Contractor shall provide data or data analysis to the CO and COR within 20 business days of request. ● Contractor shall amend the reports if required and adjudicate all comments.
20	Publications	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to the CO and COR for review prior to submission.

●     Contractor must submit all manuscript or scientific meeting abstract to the CO and COR within 30 days for manuscripts and 15 days for abstracts.

●     Contractor must address in writing all concerns raised by the CO and COR in writing.

●     Final submissions shall be submitted to the CO and COR concurrently or no later than five (5) calendar days after its submission.

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
21	Press Releases	Any press release representing the work under this contract.

●     The contractor shall accurately and factually represent the work conducted under this contract in all press releases.

●     With the exception of ad-hoc press releases required by applicable law or regulations, Contractor shall ensure that the CO and COR has received and approved an advanced copy of any draft press release to this contract not less than two (2) business days prior to the issuance of the press release. The CO/COR shall reply with comments within one (1) business day of receipt of the draft press release. Should no comments be forthcoming from the CO/COR by end of the 1st business day, Contractor is permitted to issue the press release

●     If corrective action is required, the Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.

●     Any final press releases shall be submitted to the CO and COR no later than one (1) calendar day prior to its release.

22	Integrated Master Schedule (IMS)- Gantt	The Contractor shall provide an IMS including WBS, critical path, and milestones.

●     Due: Contractor shall provide the draft IMS-Gantt within 90 days of contract award with final due 8 months after award and updated monthly as part of the Monthly Progress Report.

●     Contractor must address, in writing, all concerns raised by the COR in writing and provide response to the CO and COR.

23	Draft and Final Report

A Draft Final Technical Progress Report containing a summation of the work performed and the results obtained for the entire contract PoP. The draft report shall be duly marked as ‘Draft’.

The Final Technical Progress Report incorporating feedback received from the CO and COR and containing a summation of the work performed and the results obtained for the entire contract PoP. The final report shall document the results of the entire contract. This report shall be in sufficient detail to fully describe the progress achieved under all milestones. The final report shall be duly marked as ‘Final’.

●     Due: Contractor shall provide a draft Technical Progress Report 75 calendar days before the end of the PoP and the Final Technical Progress Report on or before the completion date of the PoP.

●     Subcontractor prepared reports received by the Contractor shall be submitted to the CO and COR for review and comment no later than five (5) business days after receipt by the Contractor.

●     Due out: the CO shall provide feedback on draft report within 15 calendar days of receipt, which the Contractor shall consider incorporating into the Final Report.

●     Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

CDRL#	Deliverable	Description	Reporting Procedures and Due Dates
24	Draft and Final Study Protocols	Contractor shall provide all Draft and Final Study Protocols to the COR for evaluation

●     The Contractor will submit all proposed protocols to the CO and COR at least ten (10) business days prior to study start. If corrective action is required, the Contractor must address in writing all concerns raised by the CO and COR to the satisfaction of the COR before study execution and provide the CO and COR a revised draft protocol that addresses the CO’s comments and requested changes.

●     After receiving the revised Study Protocol that satisfies the COR, the CO will approve the revised Study Protocol and will provide a written approval to the Contractor that provides authorization to the Contractor to execute the specific study.

●     Contractor shall not proceed with any study protocol until the COR gives its approval and the Contractor has provided the CO and COR with a final and approved Study Protocol.

25	Non-proprietary Study Protocol	Upon request by the CO and COR.	● The Contractor shall provide a non-proprietary version of the study protocol for distribution within the US Government.
26	Clinical Study Status Update	Contractor shall provide COR with a status update of clinical studies that are actively enrolling patients to include by study site: cumulative enrollment; new enrollments; screen failures; patients dropped from study; AE and SAEs; activation or inactivation of study sites; investigator appointments or changes; and status of IRB/IEC review/approval/renewal. Contractor will provide proposed format for the COR’s review and approval.

●     Update will be submitted by e- mail or other electronic format to be provided by the COR by the end of the 15th business day of each new month.

●     When the 15th falls on a weekend or US Holiday, the update will be due the next business day.

●     Updates, to the extent they are available, will be presented during biweekly virtual.

●     If no changes have occurred since the prior update only a simple statement that there is no new data is required.

27	Manufacturing Campaign Reports

Contractor shall provide Manufacturing Campaign Reports to BARDA for review and comment prior to submission to FDA.

The COR and CO reserve the right to request within the Period of Performance (PoP) a non-proprietary Manufacturing Campaign Report for distribution within the USG

●     Contractor will submit to BARDA Manufacturing Campaign Reports at least ten (10) business days prior to FDA submission.

●     If corrective action is recommended, Contractor mush address, in writing, all concerns raised by BARDA withing five (5) business days.

●     Contractor shall consider revising reports to address BARDA’s concerns and/or recommendations prior to FDA submission.

●     Final FDA submission shall be submitted to BARDA concurrently or no later than one (1) business day after submission to the FDA.

NOTE: Pursuant to federal law, no Government personnel shall publish, divulge, disclose, or otherwise make known to any non-Government entity any Contractor data marked according to FAR 52.227-14 and FAR 52.227-14 Alt. II, unless permitted to do so by law or regulation.

Detailed Description of Select Contract Deliverables

1.	Monthly and Annual Progress Reports, and Ad hoc reporting requirements

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with this Section F of this contract, and in the Statement of Work, attached to this contract (see Section J- List of Attachments).

a.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report according to the dates set forth in the summary table (“Summary of Contract Deliverables”) under this Section. The progress report shall conform to the requirements set forth in the Deliverables Chart in Section F of this contract.

The format should include:

●	A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

●	SECTION I – EXECUTIVE SUMMARY

●	SECTION II - PROGRESS

●	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.

●	SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes).

●	SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project.

●	SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.

●	SECTION III: Estimated and Actual Expenses.

a. This Section of the report shall contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level.

b. This Section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

A Monthly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

b.	Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. Monthly Progress Reports shall not be submitted in the same month when an Annual Progress Report is due. Furthermore, an Annual Progress Report will not be required for the period when the Final Report is due. The first Annual Progress Report shall be submitted in accordance with the date set forth in the table (“Summary of Contract Deliverables”) under Section F.2. of this contract. The progress report shall conform to the requirements set forth in the Deliverables Chart in Section F of this contract.

Each Annual Progress Report shall include:

●	A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission;

●	SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period.

●	SECTION II: PROGRESS

●	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.

●	SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A high level summary of critical meetings, etc. that have taken place during the reporting period. Include progress on administration and management to critical factors of the project (e.g. regulatory compliance audits and key personnel changes).

●	SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the activities and decision gates outlined at the Integrated Baseline Review and as described in the Integrated Master Schedule. The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved.

●	SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next year period to include an updated Gantt Chart.

Contractor also should include the following in the Annual Progress Report:

1.	Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and

2.	A summary of any Subject Inventions per the requirements under FAR Clause 52.227-11.

c.	Draft Final Report and Final Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the Deliverables Chart in Section F of the contract. An Annual Progress Report will not be required for the period when the Final Report is due. The Draft Final Report and the Final Report shall be submitted in accordance with the dates set forth in the table (“Summary of Contract Deliverables”) under SECTION F.2. of this contract. The report shall conform to the following format:

1.	Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, email address and submission date.

2.	SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

3.	SECTION II: RESULTS - A detailed description of the work performed related to WBS and Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

Draft Final Report: The Contractor is required to submit the Draft Final Report to the Contracting Officer’s Representative and Contracting Officer. The Contracting Officer’s Representative and Contracting Officer will review the Draft Final Report and provide the Contractor with comments in accordance with the dates set forth in Section F.2. of the contract.

Final Report: The Contractor will deliver the final version of the Final Report on or before the completion date of the contract. The final version shall include or address the COR’s and CO’s written comments on the draft report. Final Report shall be submitted on or before the completion date of the contract.

d.	Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary of salient results achieved during the performance of the contract.

e.	Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, GCP guidelines, the Contractor shall provide copies of the audit report (so long as received from the FDA) and a plan for addressing areas of nonconformance to FDA regulations and guidelines for GLP, GMP, or GCP guidelines as identified in the final audit report and as related to activities funded under this contract.

f.	Periodic Document Review

Upon request, Contractor shall provide CO and COR with the following contract funded documents as specified below but not limited to: Process Development Reports; Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, Contractor/Subcontractor Standard Operating Procedures (SOP’s), Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports. The CO and COR reserve the right to request within the Period of Performance a non-proprietary technical document for distribution within the Government. Contractor shall provide technical document within 10 business days of CO or COR request. Contractor can request additional time on an as needed basis. If edits are recommended, the Contractor must address, in writing, concerns raised by BARDA in writing.

g.	Risk Management Plan

The Contractor shall provide a Risk Management Plan that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan shall include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule and performance.

●	Due within 90 days of contract award

●	Contractor provides updated Risk Management Plan in Monthly Progress Report

●	The COR shall provide Contractor with a written list of concerns in response plan submitted

Contractor must address, in writing, all concerns raised by COR in writing within 20 business days of Contractor’s receipt of COR’s concerns.

2.	Deliverables Arising from FDA Correspondence

a.	FDA Meetings

The Contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of four people (COR, CO and up to 2 subject matter experts).

●	Contractor shall notify BARDA of upcoming FDA meeting within 24 hours of scheduling.

●	The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to the CO and COR within 5 business days of receipt. All documents shall be duly marked as either “Draft” or “Final.”

b.	FDA Submissions

The Contractor shall provide the COR all documents submitted to the FDA. Contractor shall provide the COR with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final.”

●	When draft documents are submitted to the COR for review, the COR will provide feedback to Contractor within 10 business days of receipt.

●	When BARDA reviews draft documents, the Contractor shall revise their documents to address BARDA’s written concerns and/or recommendations prior to FDA submission.

●	Final FDA submissions shall be submitted to the CO and COR concurrently or no later than 5 calendar days of their submission to FDA.

c.	FDA Audits

In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the CO and COR with an exact copy (non-redacted) of any potential FDA Form 483 and the Establishment Inspection Report (EIR) received within five (5) business days after the Contractors receipt of those documents. The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

●	Contractor shall notify CO and COR within 10 business days of a scheduled FDA audit or within 24 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.

●	Contractor shall provide copies of any FDA Audit Findings report received from subcontractors that occur as a result of this contract or for this product within 5 business days of receiving correspondence from the FDA, Subcontractor, or third party.

●	Within 15 business days of audit report, Contractor shall provide CO with a plan for addressing areas of nonconformance, if any are identified.

d.	Other FDA Correspondence

The Contractor shall memorialize any correspondence between Contractor and FDA as related to activities funded under this contract and submit to BARDA. All documents shall be duly marked as either “Draft” or “Final.” Contractor shall provide written summary of any FDA correspondence within 5 business days of correspondence.

F.3. ELECTRONIC SUBMISSION

For electronic delivery, the Contractor shall upload documents the designated Government file sharing system. The Government shall provide two contractor representatives authorized log in access to the file share program. Each representative must complete a mandatory training provided by the Government prior to gaining user access. A notification email should be sent to the CO and COR upon electronic delivery of any documents.

F.4. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. A final invention statement (see FAR 27.303 (b) (2) (ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

Reports and documentation submitted to the Contracting Officer shall be sent to the address set forth in Section G – Contract Administration Data.

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

F.5. FEDERAL ACQUISITION REGULATION CLAUSES INCORPORATED BY REFERENCE

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. The full text of each clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.

FAR 52.242-15, Stop Work Order (August 1989), Alternate 1 (Aug 1989)

SECTION G - CONTRACT ADMINISTRATION DATA

G.1. CONTRACTING OFFICER

The following Contracting Officer (CO) will represent the Government for the purpose of this contract:

Name: Jonathan Gonzalez

Contracting Officer

Contract Management and Acquisition (CMA)

Biomedical Advanced Research & Development Authority (BARDA)

Administration for Strategic Preparedness and Response (ASPR)

U.S. Department of Health and Human Services (DHHS)

Phone: 202-381-7248

Email: jonathan.gonzalez@hhs.gov

1.	The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2.	The Contracting Officer is the only person with the authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3.	No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

4.	The Government may unilaterally change its CO designation, after which it will notify the Contractor in writing of such change.

NOTE: An unauthorized commitment is an agreement that is not binding solely because the Government representative who made it lacked the authority to enter into that agreement on behalf of the Government. An unauthorized commitment (UC) usually results in the receipt of goods or services on behalf of the Government by someone with apparent authority, but that lacks the authority to obligate the Government; it can be intentional or unintentional. Only a warranted contracting officer has authority to obligate government funds and contractually bind the government for supplies and services within their warrant authority.

G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for this contract:

Name: Julio Barrera-Oro

U.S. Department of Health & Human Services

Administration for Strategic Preparedness and Response

Biomedical Advanced Research & Development Authority (BARDA)

Phone: (202)260-0393

Email: julio.barrera-oro@hhs.gov

The COR is responsible for:

1.	Monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements;

2.	Assisting the Contracting Officer in interpreting the statement of work and any other technical performance requirements;

3.	Performing technical evaluation as required;

4.	Performing technical inspections and acceptances required by this contract; and

5.	Assisting in the resolution of technical problems encountered during performance.

The Government may unilaterally change its COR designation, after which it will notify Contractor in writing of such change.

G.3. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]

The key personnel specified in this contract are considered to be essential to work performance. At least 30-days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) and qualifications of the individual proposed as a substitute to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the contractor or Government. At a minimum, the key personnel should include the project manager, principal investigator, radiation biologist, quality control manager, quality assurance director, regulatory lead, and manufacturing lead.

G.4. CONTRACT FINANCIAL REPORT

a.	Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor to the CO with a copy to the COR in accordance with the instructions for completing this form, which accompany the form, in an original and one electronic copy, not later than the 30th business day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories), which shall be reported within the total contract, are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b.	Unless otherwise stated in the instructions for completing this form, all columns A through J, shall be completed for each report submitted.

c.	The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d.	The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e.	The listing of expenditure categories to be reported is incorporated as a part of this contract and can be found under Section J entitled, “Financial Report of Individual Project/Contract,”.

f.	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

g.	Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting, and be sent electronically through the IPP system.

h.	The Contractor agrees to immediately notify the CO in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10%) of the estimated costs for the base period or any option period(s) (See estimated costs under Section B) and the reasons for the variance. These requirements are in addition to the specified requirements of FAR Clause 52.232-20, Limitation of Cost that is incorporated by reference under Section I.1 which states;

Limitation of Cost (Apr 1984)

●	The parties estimate that performance of this contract, exclusive of any fee, will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government’s share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government’s and the Contractor’s share of the cost.

●	The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that—

●	The costs the Contractor expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the estimated cost specified in the Schedule; or

●	The total cost for the performance of this contract, exclusive of any fee, will be either greater or substantially less than had been previously estimated.

●	As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing this contract.

●	Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause—

●	The Government is not obligated to reimburse the Contractor for costs incurred in excess of (i) the estimated cost specified in the Schedule or, (ii) if this is a cost-sharing contract, the estimated cost to the Government specified in the Schedule; and

●	The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the estimated cost specified in the Schedule, until the Contracting Officer (i) notifies the Contractor in writing that the estimated cost has been increased and (ii) provides a revised estimated total cost of performing this contract. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

●	No notice, communication, or representation in any form other than that specified in paragraph (d)(2) of this clause, or from any person other than the Contracting Officer, shall affect this contract’s estimated cost to the Government. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the estimated cost or, if this is a cost-sharing contract, for any costs in excess of the estimated cost to the Government specified in the Schedule, whether those excess costs were incurred during the course of the contract or as a result of termination.

●	If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

●	Change orders shall not be considered an authorization to exceed the estimated cost to the Government specified in the Schedule, unless they contain a statement increasing the estimated cost.

●	If this contract is terminated or the estimated cost is not increased, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

h.	All invoice submissions shall be in accordance with FAR Clause 52.232-25, Prompt Payment (Jan 2017).

i.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget.

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

1.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), and amount claimed.

2.	Fringe Benefits - Cite rate and amount

3.	Overhead - Cite rate and amount

4.	Materials & Supplies - Include detailed breakdown when total amount is over $10,000

5.	Travel - Identify travelers, dates, destination, purpose of trip, and total breaking out amounts for transportation (plane, car etc), lodging, M&IE. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

6.	Consultant Fees - Identify individuals, amounts and activities. Cite appropriate COA

7.	Subcontracts - Attach subcontractor invoice(s). Cite appropriate COA

8.	Equipment - Cite authorization and amount. Cite appropriate COA

9.	Other Direct Costs - Include detailed breakdown when total amount is over $10,000.

10.	G&A - Cite rate and amount.

11.	Total Cost (and applicable cost-shared ratio)

12.	Fixed Fee (if applicable)

13.	Total Cost-Plus Fixed Fee

Additional instructions and an invoice template are provided in Section J-List of Attachments, Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost- Reimbursement Contracts. All invoices must be signed by a representative of the contractor authorized to certify listed charges are accurate and comply with government regulations. Invoices shall be signed and submitted electronically (in accordance with Section F.3 Electronic Submission).

If applicable, the Contractor shall convert any foreign currency amount(s) in the monthly invoice to U.S. dollars each month, on the 1st of the month, using the foreign exchange rate index published on www.federalreserve.gov. Payment of invoices is subject to the U.S. dollar limits within the Total Costs of CLIN 0001 in Section B of the contract.

The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract. FAR 52.232-33, Payment by Electronic Funds Transfer–System for Award Management, in Section I requires the Contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.

G.5. INVOICE SUBMISSION - HHSAR 352.232-71 Electronic submission of payment requests Electronic Submission of Payment Requests (Feb 2022)

(a) Definitions. As used in this clause— (1) “Payment request” means a bill, voucher, invoice, or request for contract financing payment with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), “Content of Invoices” and the applicable Payment clause included in this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at www.ipp.gov or any successor site.

(c) The Contractor may submit payment requests using other than IPP only when the Contracting Officer authorizes alternate procedures in writing in accordance with HHS procedures.

(d) If alternate payment procedures are authorized, the Contractor shall include a copy of the Contracting Officer’s written authorization with each payment request.

(End of Clause)

G.5.1 INVOICE ELEMENTS

a.	The Contractor agrees to include (as a minimum) the following information on each invoice:

i.	Contractor’s Name & Address

ii.	Contractor’s Tax Identification Number (TIN)

iii.	Contract Number

iv.	Invoice Number

v.	Invoice Date

vi.	Contract Line Item Number (CLIN)

vii.	Requisition number associated with each CLIN

viii.	Quantity

ix.	Unit Price & Extended Amount for each line item

x.	Total Amount of Invoice

xi.	Name, title and telephone number of person to be notified in the event of a defective invoice

xii.	Payment Address

b.	The invoice shall be signed by a person authorized to bind the Contractor.

c.	The Contractor shall not submit an invoice prior to delivery of goods or services.

d.	The Contractor shall include the following certification at the bottom of the payment request: “I hereby certify that the salaries billed in this payment request are in compliance with the current HHS Salary Rate Limitation Provisions in Section I of the contract.”

G.5.2 ELECTRONIC INVOICING AND PAYMENT REQUIREMENTS – INVOICE PROCESSING PLATFORM (IPP)

●	All Invoice submissions for goods and or services delivered to facilitate payments must be made electronically through the U.S. Department of Treasury’s Invoice Processing Platform System (IPP).

●	Invoice Submission for Payment means any request for contract financing payment or invoice payment by the Contractor. To constitute a proper invoice, the payment request must comply with the requirements identified in the applicable Prompt Payment clause included in the contract, or the clause 52.212-4 Contract Terms and Conditions – Commercial Items included in commercial items contracts. The IPP website address is: https://www.ipp.gov.

●	The Agency will enroll the Contractors new to IPP. The Contractor must follow the IPP registration email instructions for enrollment to register the Collector Account for submitting invoice requests for payment. The Contractor Government Business

●	Point of Contact (as listed in SAM) will receive Registration email from the Federal Reserve Bank of St. Louis (FRBSTL) within 3 – 5 business days of the contract award for new contracts or date of modification for existing contracts.

o	Registration emails are sent via email from ipp.noreply@mail.eroc.twai.gov. Contractor assistance with enrollment can be obtained by contacting the IPP Production Helpdesk via email to IPPCustomerSupport@fiscal.treasury.gov or phone (866) 973-3131.

o	The Contractor POC will receive two emails from IPP Customer Support, the first email contains the initial administrative IPP User ID. The second email, sent within 24 hours of receipt of the first email, contains a temporary password. You must log in with the temporary password within 30 days.

●	If your company is already registered to use IPP, you will not be required to re-register.

●	If the Contractor is unable to comply with the requirement to use IPP for submitting invoices for payment as authorized by HHSAR 332.7002, a written request must be submitted to the Contracting Officer to explain the circumstances that require the authorization of alternate payment procedures.

Additional Office of the Assistant Secretary for Preparedness and Response (ASPR) requirements:

(i) The contractor shall submit monthly invoices under this contract unless otherwise agreed upon by all parties. For indefinite delivery and blanket purchase agreement vehicles, separate invoices must be submitted for each order.

(ii) Invoices must break-out price/cost by contract line item number (CLIN) as specified in the pricing section of the contract.

(iii) Invoices must include the Dun & Bradstreet Number (DUNS) of the Contractor.

(iv) Invoices that include time and materials or labor hours CLINS must include supporting documentation to (1) substantiate the number of labor hours invoiced for each labor category, and (2) substantiate material costs incurred (when applicable).

(v) Invoices that include cost-reimbursement CLINs must be submitted in a format showing expenditures for that month, as well as contract cumulative amounts. At a minimum the following cost information shall be included, in addition to supporting documentation to substantiate costs incurred.

●	Direct Labor - include all persons, listing the person’s name, title, number of hours worked, hourly rate, the total cost per person and a total amount for this category;

●	Indirect Costs (i.e., Fringe Benefits, Overhead, General and Administrative, Other Indirects)- show rate, base and total amount;

●	Consultants (if applicable) - include the name, number of days or hours worked, daily or hourly rate, and a total amount per consultant;

●	Travel - include for each airplane or train trip taken the name of the traveler, date of travel, destination, the transportation costs including ground transportation shown separately and the per diem costs. Other travel costs shall also be listed;

●	Subcontractors (if applicable) - include, for each subcontractor, the same data as required for the prime Contractor;

●	Other Direct Costs - include a listing of all other direct charges to the contract, i.e., office supplies, telephone, duplication, postage; and

●	Fee – amount as allowable in accordance with the Schedule and FAR 52.216-8 if applicable.

G.6. REIMBURSEMENT OF COST

The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with FAR Clause 52.216-7, Allowable Cost and Payment incorporated by reference in Section I, Contract Clauses, of this contract, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

[***]

G.7. INDIRECT COST RATES

a.	The following provisional rates are established and incorporated into the contract for interim reimbursement of indirect costs (include specific CLINS or Base period if needed) pending the establishment of final indirect cost rates in accordance with FAR 52.216-7. The provisional rates may be revised during contract performance by mutual agreement of the contracting officer and the contractor at either party’s request, to prevent substantial overpayment or underpayment. Use of the provisional rates does not change any cost ceilings or specific obligations in the contract.

Rate Type	Ceiling Rate	Allocation Base
[***]	[***]	[***]
[***]	[***]	[***]

b.	The above indirect cost rates are also established as ceiling rates in the contract. Accordingly, the Government will not be obligated to pay any additional amounts should the final indirect cost rates exceed the ceiling rates set forth above, and in the event the final indirect cost rates are less than the above established ceiling rates, the negotiated final rates will be reduced to conform to the lower rates.

c.	In accordance with FAR Part 52.216-7(d), the contractor shall submit an adequate final indirect cost rates proposal to the contracting officer within the 6-months period following the end of its fiscal years during the period of contract performance.

G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted annually.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://www.cpars.csd.disa.mil/cparsmain.htm

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact that will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

CPARS Point of Contact for Spectral MD Contractor Populates

Name: [***]

Title: [***]

Phone Number: [***]

Email Address: [***]

G.9. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

G.10. GOVERNMENT PROPERTY

In addition to the requirements of the Government Property clause incorporated in Section I of this contract, the Contractor shall comply with the provisions of HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated into this contract by reference. This document can be accessed at: https://oamp.od.nih.gov/sites/default/files/DGS/contracting-forms/Govt-Owned-Prop.pdf

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

Notwithstanding the provisions outlined in the HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated in this contract in paragraph 1 above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form is attached to this contract (see Section J- List of Attachments). Title will vest in the Government for equipment purchased as a direct cost.

Section H – Special Contract Requirements

H.1 CLINICAL AND NON-CLINICAL TERMS OF AWARD

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and non-clinical studies. Therefore, the Contractor shall develop a protocol for each clinical trial and non-clinical study funded under this contract and submit all such protocols and protocol amendments to the Contracting Officer’s Representative (COR) for evaluation and comment.

Approval by the COR is required before work under a protocol may begin. The COR comments will be forwarded to the Contractor within ten (10) business days. The Contractor must address, in writing, all concerns (e.g. study design, safety, regulatory, ethical, and conflict of interest) noted by the COR.

If the draft protocols are to be submitted to the FDA, the COR review shall occur before submission, pursuant to the terms set forth by Section F.2 of this contract. The Contractor shall revise their protocols to address BARDA’s concerns and recommendations prior to FDA submission. The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by Section F.2 of this contract.

Execution of clinical and non-clinical studies requires written authorization from the Government. The Government will provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; or 2) receiving documentation that the FDA has reviewed and commented on the protocol.

The Government shall have unlimited rights to all protocols, data resulting from execution of these protocols, and final reports funded by BARDA under this contract, as set forth in the FAR clauses referenced in PART II of this contract. The Government reserves the right to request that the Contractor provide any contract deliverable in a non-proprietary form to ensure the Government has the ability to review and distribute the deliverables as the Government deems necessary.

Important information regarding performing human subject research is available at https://www.niaid.nih.gov/research/clinical-research.

Any updates to technical reports are to be addressed in the Monthly and Annual Progress Reports. The Contractor shall advise the Contracting Officer’s Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

1.	Non-Clinical Terms of Award

This contract does not involve the use of animals.

2.	Clinical Terms of Award

These Clinical Terms of Award detail an agreement between the Government and the Contractor; they apply to all grants and contracts that involve clinical research.

BARDA shall have unlimited rights to all protocols, data generated from the execution of these protocols, and final reports, funded by BARDA under this contract, as defined in Rights in Data Clause in FAR 52.227-14. BARDA reserves the right to request that the Contractor provide any contract deliverable in a without any restrictive legends to ensure BARDA has the ability to review and distribute the deliverables, as BARDA deems necessary.

a. Safety and Monitoring Issues

i. Institutional Review Board or Independent Ethics Committee Approval

Within 30 days of award and then with the annual progress report, the Contractor must submit to the COR a copy of the current IRB-or IEC-approved informed consent document, documentation of continuing review and approval and the OHRP federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval, including the current approved informed consent document and federal wide number.

The Contractor must ensure that the application as well as all protocols is reviewed by their IRB or IEC.

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide the COR copies of documents related to all major changes in the status of ongoing protocols, including the following:

●	All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.

●	All changes in informed consent documents, identified by version number, dates, or both and dates it is valid.

●	Termination or temporary suspension of patient accrual.

●	Termination or temporary suspension of the protocol.

●	Any change in IRB approval.

●	Any other problems or issues that could affect the participants in the studies.

The Contractor must notify the COR and CO of any of the above changes within five (5) working days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

ii. Data and Safety Monitoring Requirements

BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trial of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Phase III clinical trials must be reviewed by an independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well. The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of CROs as BARDA deems necessary.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research and not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For examples, the risk of drawing a small amount of blood from a healthy individual for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102I).

Final decisions regarding the type of monitoring to be used must be made jointly by BARDA and the Contractor before enrollment starts. Discussions with the responsible BARDA Project Officer regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before patient enrollment begins and may include discussions about the appointment of one of the following.

▪	Independent Safety Monitor – a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

▪	Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) – a small group of independent investigators and biostatisticians who review data from a particular study.

▪	Data and Safety Monitoring Board – an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB. All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy

When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by the COR before enrollment starts. The Contractor will also ensure that the monitors and board members report any conflicts of interest and the Contractor will maintain a record of this. The Contractor will share conflict of interest reports with the CO and COR.

Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to the BARDA within thirty (30) days of reviews or meetings.

iii. BARDA Protocol Review Process Before Patient Enrollment Begins

The COR has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trials. Therefore, before patient accrual or participant enrollment, the Contractor must ensure the following (as applicable) are in place at each participating institution, prior to patient accrual or enrollment:

●	IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

●	Documentation of IRB or IEC approval, including OHRP federal wide number, IRB or IEC registration number, and IRB and IEC name.

●	IRB- or IEC- approved informed consent document, identified by version number, date, or both and dates it is valid.

●	Plans for the management of side effects.

●	Procedures for assessing and reporting adverse events.

●	Plans for data and safety monitoring (see above) and monitoring of the clinical study site, pharmacy, and laboratory.

●	Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects.

Documentation to demonstrate that each of the above items are in place shall be submitted to the COR) for evaluation and comment in conjunction with the protocol. Execution of clinical studies requires written authorization from the COR in accordance with this Section of this contract.

iv. Investigational New drug or Investigational Device Exemption Requirements

Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA. If the proposed clinical trial will be performed under an IND or IDE, the Contractor must provide BARDA with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments from FDA, and the written responses to those comments.

Unless FDA notifies Contractor otherwise, The Contractor must wait thirty (30) calendar days from FDA receipt of an initial IND or IDE application before initiating a clinical trial.

The Contractor must notify BARDA if the FDA places the study on clinical hold and provide BARDA any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted. The Contractor must not use grant or contract funds during a clinical hold to fund clinical studies that are on hold. The Contractor must not enter into any new financial obligations related to clinical activities for the clinical trial on clinical hold.

v. Required Time-Sensitive Notification

Under an IND or IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible Contracting Officer’s Representative (COR) as follows:

i.	Expedited safety report of unexpected or life-threatening experience or death:

A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than seven (7) days after the IND sponsor’s receipt of the information, must be submitted to the COR within 24 hours of FDA notification.

ii.	Expedited safety reports of serious and unexpected adverse experiences: A copy of any report of unexpected and serious adverse experience associated with use of an IND drug or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than 15 days after the IND sponsor’s receipt of the information, must be submitted to the COR within 24 hours of FDA notification. For medical devices, adverse events should be reported under the MedWatch (MDR) program with reporting timelines of 5 days for serious adverse events or 30 days for reportable events.

iii.	IDE reports of unanticipated adverse device effect:

A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the COR within 24 hours of FDA notification.

iv.	Expedited safety reports: Sent to the COR concurrently with the report to FDA.

v.	Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to BARDA annually.

In case of problems or issues, the Contracting Officer’s Representative will contact the Contractor within ten (10) business days by email or fax, followed within thirty (30) calendar days by an official letter to the Contractor’s Project Manager, with a copy to the institutions’ office of sponsored programs, listing issues and appropriate actions to be discussed.

vi.	Safety reporting for research not performed under an IND or IDE.

Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made jointly by the Contracting Officer’s Representative and the Contractor.

H.2. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (December 2015)

a.	The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current federal wide Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b.	The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

c.	Contractors involving other agencies or institutions in activities considered to be engaged in research involving human subjects must ensure that such other agencies or institutions obtain their own FWA if they are routinely engaged in research involving human subjects or ensure that such agencies or institutions are covered by the Contractors’ FW’ via designation as agents of the institution of via individual investigator agreements (see OHRP website at: http://www.hhs.gov/ohrp/policy/guidanceonalternativetofwa.pdf - PDF).

d.	If at any time during the performance of this contract, the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part.

H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP- approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self-designated form provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

H.4. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-1 and 289g-2. Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/guide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts (“Guide”) Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

H.5. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs should report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1- 800-HHS-TIPS (1-800- 447- 8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services TIPS HOTLINE

P.O. Box 23489 Washington, D.C. 20026

H.6. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

H.7. IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract. The Contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

H.8. EXPORT CONTROL NOTIFICATION

Contractors are responsible for ensuring compliance with all export control laws and regulations that may be applicable to the export of and foreign access to their proposed technologies. Contractors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

H.9. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR 2.101 and Subpart 9.5, and that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

H.10. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

H.11. RESTRICTION ON ABORTIONS

The Contractor shall not use contract funds for any abortion.

H.12. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

H.13. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

H.14. ACCESS TO DOCUMENTATION/DATA

The Government shall have physical and electronic access to all documentation and data generated under this contract, including: all data documenting Contractor performance; all data generated; all communications and correspondence with regulatory agencies and bodies to include all audit observations, inspection reports, milestone completion documents, and all Contractor commitments and responses. Contractor shall provide the Government with an electronic copy of all correspondence and submissions to the FDA within 5 business days of receipt. The Government shall acquire unlimited rights to all data funded or furnished without proprietary restrictions under this contract in accordance with FAR Subpart 27.4 and FAR Clause 52.227-14.

H.15. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment), all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

H.16. ACKNOWLEDGMENT OF FEDERAL FUNDING

Contractors funded with Federal dollars, in whole or in part, shall acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

Publication and Publicity (Not Including Press Releases)

No information related to data obtained under this contract shall be released or publicized without providing BARDA with at least thirty (30) days advanced notice and an opportunity to review the proposed release or publication.

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in Section I of this contract, Contractors are required to state:

(1)	The percentage and dollar amounts of the total program or project costs financed with Federal money and;

(2)	The percentage and dollar amount of the total costs financed by non-governmental sources. For purposes of this contract “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information, including any manuscript or scientific meeting abstract. Any publication containing data generated under this contract must be submitted for BARDA review no less than thirty (30) calendar days for manuscripts and fifteen (15) calendar days for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Administration for Strategic Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. (to be inserted upon award).”

Press Releases

Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. With the exception of ad-hoc press releases required by applicable law or regulations, the Contractor shall ensure that the COR has received an advance copy of any press release related to the contract not less than two (2) business days prior to the issuance of the press release.

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of the Administration for Strategic Preparedness and Response, Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Administration for Strategic Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No.”

H.17. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (December 2015)

Pursuant to the HHS annual appropriations acts, except for normal and recognized executive- legislative relationships, the Contractor shall not use any HHS contract funds for:

(a)	Publicity or propaganda purposes;

(b)	The preparation, distribution, or use of any kit, pamphlet, booklet, publication, electronic communication, radio, television, or video presentation designed to support or defeat the enactment of legislation before the Congress or any State or local legislature or legislative body, except in presentation to the Congress or any state or local legislature itself; or designed to support or defeat any proposed or pending regulation, administrative action, or order issued by the executive branch of any state or local government, except in presentation to the executive branch of any state or local government itself; or

(c)	Payment of salary or expenses of the Contractor, or any agent acting for the Contractor, related to any activity designed to influence the enactment of legislation, appropriations, regulation, administrative action, or Executive order proposed or pending before the Congress or any state government, state legislature or local legislature or legislative body, other than for normal and recognized executive- legislative relationships or participation by an agency or officer of a state, local, or tribal government in policymaking and administrative processes within the executive branch of that government.

(d)	The prohibitions in subsections (a), (b), and (c) above shall include any activity to advocate or promote any proposed, pending, or future federal, state, or local tax increase, or any proposed, pending, or future requirement for, or restriction on, any legal consumer product, including its sale or marketing, including, but not limited to, the advocacy or promotion of gun control.

H.18. LABORATORY LICENSE REQUIREMENTS

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended) (42 U.S.C. 263a and 42 CFR Part 493). This requirement shall also be included in any subcontract for services under the contract.

H.19. QUALITY ASSURANCE (QA) AUDIT REPORTS

BARDA reserves the right to participate in QA audits as related to activities funded under this contract. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

●	Contractor shall notify CO and COR of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.

●	Contractor shall notify the COR and CO within five (5) business days of report completion.

H.20. BARDA AUDITS

Contractor shall accommodate periodic or reasonable ad hoc site visits during normal business hours by the Government with forty- eight (48) hours advance notice. If the Government, the Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the Government.

●	If issues are identified during the audit, Contractor shall submit a report to the CO and COR detailing the finding and corrective action(s) within 10 business days of the audit.

●	COR and CO will review the report and provide a response to the Contractor with ten (10) business days.

●	Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

H.21. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

The Contractor shall not use contract funds to employ workers described in Section 274A (h)(3) of the Immigration and National Act, which reads as follows:

“(3) Definition of unauthorized alien – As used in this Section, the term ‘unauthorized alien’ with respect to the employment of an alien at a particular time, that the alien is not at that time either an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

H.22. NOTIFICATION OF CRITICAL PROGRAMMATIC CONCERNS, RISKS, OR POTENTIAL RISKS

If any action occurs that creates a cause for critical programmatic concern, risk, or potential risk to BARDA or the Contractor and Incident Report shall be delivered to BARDA.

●	Within 48 hours of activity or incident or within 24 hours for a security related activity or incident, Contractor must notify BARDA.

●	Additional updates due to COR and CO within 48 hours of additional developments.

●	Contractor shall submit within 5 business days a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by BARDA within 5 business days.

H.23. DISSEMINATION OF INFORMATION (May 2004)

Other than scientific and technical Sections for which the contractor can assert a copyright under FAR Clause 52.227-14 I no information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer. In the event that the contractor seeks to publicize data through a scientific or technical Section, the contractor shall provide BARDA, through the COR, with a minimum of thirty (30) business days to review the Section prior to publication.

H.24. MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP)(21 CFR Parts 820) will be the standard to be applied for manufacturing, processing, packaging, storage and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If, within the thirty (30) calendar day period, the Contractor fails to take such an action to the satisfaction of the Government Project Officer, or fails to provide a remediation plan that is acceptable to the COR, then the contract may be terminated.

H.25. IN-PROCESS REVIEW

In Process Reviews (IPR) will be conducted at the discretion of the Government to discuss the progression of the milestones. The Government reserves the right to revise the milestones and budget pending the development of the project. Deliverables such as an overall project summary report and/or slides will be required when the IPRs are conducted. The Contractor’s success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under Section F. Those deliverables will constitute the basis for the Government’s decision, at its sole discretion, to proceed with the work segment, or institute changes to the work segment, or terminate the work segment.

IPRs may be scheduled at the discretion of the Government to discuss progression of the contract. The Contractor shall provide a presentation following a prescribed template which will be provided by the Government at least 30 business days prior to the IPR. Subsequently, the contractor will be requested to provide a revised/final presentation to the Contracting Officer at least 10 business days prior to the IPR.

H.26. HUMAN SUBJECTS

The Contractor shall submit all human clinical protocols and informed consent documents to BARDA for review and comment prior to submission to another entity.

Research involving human subjects shall not be conducted under this contract until the study protocol has been approved by the Department of Health and Human Services, written notice of such approval has been provided by the CO, and the Contractor has provided to the CO a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self-designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the research.

For any resultant award involving human subjects engaged in biomedical, behavioral, clinical, or other research, in which identifiable, sensitive information is collected or used, the Contractor shall protect the privacy of individuals who are subjects of such research in accordance with subsection 301(d) of the Public Health Service (PHS) Act (42 U.S.C. 241).

H.27. SHARING RESEARCH DATA

The Contractor’s data sharing plan, due date to be determined at contract award, is hereby incorporated by reference. The Contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

BARDA endorses the sharing of final research data to serve health. This contract is expected to generate research data that must be shared with the public and other researchers.

BARDA recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Health Information Privacy at http://www.hhs.gov/ocr/privacy/index.html). The rights and privacy of people who participate in BARDA- funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

H.28. CONTINUED BAN ON FUNDING ABORTION AND CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, HHSAR 352.270-13 (December 2015)

a.	The Contractor shall not use any funds obligated under this contract for any abortion.

b.	The Contractor shall not use any funds obligated under this contract for the following:

i.	The creation of a human embryo or embryos for research purposes; or

ii.	Research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury of death greater than that allowed for research on fetuses in utero under 45 CFR part 46 and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)).

c.	The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR part 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes of human diploid cells.

d.	The Contractor shall not use any Federal funds for the cloning of human beings.

H.29. PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM ASPR FUNDED RESEARCH

All ASPR-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, of any peer-reviewed scientific publications resulting from research supported in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Administration for Strategic Preparedness and Response. ASPR defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and ASPR. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

H.30. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under BARDA contracts) will not be biased by any conflicting financial interest. 45 CFR Part 94 is available at the following Web site:

https://www.ecfr.gov/cgi-bin/text-idx?tpl=/ecfrbrowse/Title45/45cfr94_main_02.tpl

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a.	Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator’s reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b.	Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in BARDA- funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the BARDA-funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c.	Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d.	Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e.	Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer, the existence of the conflicting interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor’s procedures and actions regarding conflicts of interests in BARDA-funded research, including a review of all records pertinent to compliance with 45 CFR Part 94. The Contracting Officer may require submission of the records or review them on site. On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

H.31. FOREIGN TRANSFER OF ASSETS OR TECHNOLOGY

This clause shall remain in effect during the term of the Contract and for five (5) years thereafter.

a.	Definitions

AFFILIATES: Associated business concerns, non-profit organizations, or individuals if, directly or indirectly, (1) either one controls or can control the other; or (2) a third party controls or can control both.

ASSET(S): Tangible or intangible manifestations of technologies having economic value and capable of being conveyed between economic or Governmental entities that is the focus/scope of development by the U.S. Government (“USG”) and Contactor in this Contract.

ASSET(S): Tangible or intangible manifestations of technologies having economic value and capable of being conveyed between economic or Governmental entities that is the focus/scope of development by the U.S. Government (the “USG”) and Contactor in this Contract.

FOREIGN FIRM OR INSTITUTION: A firm or institution organized or existing under the laws of a country other than the United States of America (U.S.), its territories, or possessions. The term includes, for purposes of this Contract, any agency or instrumentality of a foreign government; and firms, institutions or business organizations which are owned or substantially controlled by foreign governments, firms, institutions, or individuals.

TECHNOLOGY: Technical Data, Computer Software, manufactured materials and Subject Inventions funded by the USG under this Contract. Technology also includes contractor know how and personnel expertise, as well as other Assets necessary to assure successful completion of this Contract.

U.S. FIRM OR INSTITUTION: A firm or institution organized or existing under the laws of the United States, its territories, or possessions. The term includes, for purposes of this Contract, any agency or instrumentality of the USG; and firms, institutions or business organizations which are owned or substantially controlled by U.S. citizens, firms, institutions, governmental agencies or individuals.

b.	General

The Parties agree that research findings and technological developments made under this Contract constitute an investment by the USG on behalf of its citizens in the interest of their economic and national health security. These investments are made for the primary benefit of the citizenry of the U.S. with those same benefits potentially accruing to the people of all nations. Therefore, the USG has a fiduciary responsibility to protect the full invested value of the Assets and Technology developed under this Contract. The USG is also cognizant of the duty the Contractor has to its shareholders and other stakeholders with a vested interested in the economic success of the Contractor. At times both parties are aware their respective interests may diverge. Therefore, in the course of conducting business though the Contract, access to technology developments under this Contract by Foreign Firms or Institutions must be carefully considered.

c.	Export Controls

Contractor agrees to comply with all applicable laws regarding export controls and not to export any Asset or Technology to any U.S. embargoed countries.

d.	Post-award Transfer of Ownership of Assets or Technology

The Contractor shall provide notice to the Contracting Officer and COR within three (3) business days of any discussions of a proposed transfer of ownership or establishment of a licensing agreement of any Asset or Technology funded under this Contract from the Contractor to a Foreign Firm or Institution. Notice will also be given within three (3) business days of any discussions of a proposed transfer of operational, corporate, or economic control of Assets and Technology funded under this Contract to Foreign Firms or Institutions. This Article shall not apply to transfers by the Contractor to Affiliated entities of the Contractor, as well as technology transfers for the purposes of manufacturing in accordance with the Statement of Work.

Prior to transferring any Asset funded by the USG under this Contract, the Contractor should carefully review the USG rights under FAR Subpart 42.12 pertaining to Novation, specifically FAR section 42.1204. That provision provides that the USG may recognize a third party assignment only if the transfer of Assets and Technology is determined to be in the USG’s interests. The Contractor should be aware that the USG is under no obligation to recognize a successor in interest. If the Contracting Officer determines that a transfer of Assets and Technology may have adverse consequences to the economic well-being or national health security interests of the U.S., the Contractor, and the Contracting Officer shall jointly endeavor to find alternatives to the proposed transfer which obviate or mitigate potential adverse consequences of the transfer but which may provide substantially equivalent benefits to the Contractor.

In addition to the USG licensing rights to subject inventions and technical data funded under this Contract, see FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor) and FAR Clause 52.227-14 (Rights in Data - General), the USG shall have a first right of refusal for the purchase of the Asset and/or Technology funded under the Contract. The USG may waive this first right of refusal in writing submitted to the Contractor within ninety (90) calendar days of the initial notification to the USG of the Contractor’s intent to conduct any form of Asset or corporate transfer.

Except for transfers to affiliates of the Contractor, including those entities necessary to complete the Statement of Work, the Contractor shall provide written notice to the Contracting Officer and COR of the scheduled transfer to a Foreign Firm or Institution at least ninety (90) calendar days prior to the scheduled date of transfer. Such notice shall cite this Article and shall specifically identify the Asset or Technology proposed for the transfer and the general terms of the transfer. No transfer shall take place without written concurrence from the Contracting Officer.

e.	Transfer to a Prohibited Source

In the event of a transfer of an Asset and/or Technology by the Contractor to a Foreign Firm or Institution which is identified as a Prohibited Source pursuant to Federal Acquisition Regulation Subpart 25.7: (a) the Government may terminate this contract for cause and (b) the license rights to the technical data and subject invention under the relevant FAR IP Clauses (FAR Clause 52.227-11 and FAR Clause 52-227-14) shall survive the termination. Upon request of the USG, the Contractor shall provide written confirmation of such licenses.

f.	Lower Tier Agreements

The Contractor shall include this Article, suitably modified, to identify the Parties, in all subcontracts or lower tier agreements, regardless of tier.

H.32. CERTIFICATE OF CONFIDENTIALITY

Section 301(d) of the Public Health Service (PHS) Act (42 U.S.C. 241) provides authority to the Secretary of Health and Human Services (Secretary) to protect the privacy of individuals who are the subjects of research by issuing Certificates of Confidentiality to persons engaged in biomedical, behavioral, clinical, or other research, in which identifiable, sensitive information is collected.

Effective July 17, 2023, BARDA will automatically issue a Certificate to all BARDA funded research commenced on or after July 17, 2023, that is within the scope of the BARDA Policy Notice No. BARDA-CoC-001-2023 – Issuing Certificates of Confidentiality (CoC). The Contractor shall protect the privacy of individuals who are subjects of such research in accordance with subsection 301(d) of the PHS Act as a term and condition of the contract. The certificate will not be issued as a separate document.

BARDA considers research in which identifiable, sensitive information is collected or used, to include:

☐ Human subjects research as defined in the Federal Policy for the Protection of Human Subjects (45 CFR 46), including exempt research (except for human subjects’ research that is determined to be exempt from all or some of the requirements of 45 CFR 46) if the information obtained is recorded in such a manner that human subjects cannot be identified or the identity of the human subjects cannot readily be ascertained, directly or through identifiers linked to the subjects;

☐ Research involving the collection or use of biospecimens that are identifiable to an individual or for which there is at least a very small risk that some combination of the biospecimen, a request for the biospecimen, and other available data sources could be used to deduce the identity of an individual;

☐ Research that involves the generation of individual level, human genomic data from biospecimens, or the use of such data, regardless of whether the data is recorded in such a manner that human subjects can be identified or the identity of the human subjects can readily be ascertained as defined in the Federal Policy for the Protection of Human Subjects (45 CFR 46); or

☐ Any other research that involves information about an individual for which there is at least a very small risk, as determined by current scientific practices or statistical methods, that some combination of the information, a request for the information, and other available data sources could be used to deduce the identity of an individual, as defined in subsection 301(d) of the Public Health Service Act.

The Contractor shall not:

☐ Disclose or provide, in any Federal, State, or local civil, criminal, administrative, legislative, or other proceeding, the name of such individual or any such information, document, or biospecimen that contains identifiable, sensitive information about the individual and that was created or compiled for purposes of the research, unless such disclosure or use is made with the consent of the individual to whom the information, document, or biospecimen pertains; or

☐ Disclose or provide to any other person not connected with the research the name of such an individual or any information, document, or biospecimen that contains identifiable, sensitive information about such an individual and that was created or compiled for purposes of the research.

The Contractor is permitted to disclose only in below circumstances. The Contractor shall notify the CO as soon as practicable prior to disclosure.

☐ Required by Federal, State, or local laws (e.g., as required by the Federal Food, Drug, and Cosmetic Act, or state laws requiring the reporting of communicable diseases to State and local health departments), excluding instances of disclosure in any Federal, State, or local civil, criminal, administrative, legislative, or other proceeding;

☐ Necessary for the medical treatment of the individual to whom the information, document, or biospecimen pertains and made with the consent of such individual;

☐ Made with the consent of the individual to whom the information, document, or biospecimen pertains; or

☐ Made for the purposes of other scientific research that is in compliance with applicable Federal regulations governing the protection of human subjects in research.

The Contractor shall maintain effective internal controls (e.g., policies and procedures) that provide reasonable assurance that the award is managed in compliance with Federal Statutes and regulations.

The recipient of CoCs shall ensure that any company/institution/individual not funded by BARDA who receives a copy of identifiable, sensitive information protected by a Certificate, understands that they must also comply with the requirements of subsection 301(d) of the Public Health Service Act. The Contractor shall ensure that Subcontractors who receive funds to carry out part of the BARDA award involving information protected by a Certificate understands that they are also required to comply with 301(d) of the Public Health Service Act and the BARDA Policy for Issuing CoCs.

PART II

SECTION I CONTRACT CLAUSES

To the extent applicable to the work performed by the Contractor under this Contract, this contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text.

I.1. FAR 52.2522, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of a clause may be accessed electronically at: http://www.acquisition.gov/far. HHSAR clauses at http://www.hhs.gov/policies/hhsar/subpart352.html

General Clauses for Cost-Reimbursement Research and Development Contract

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

Reg	Clause	Date	Clause Title
FAR	52.202-1	Jun 2020	Definitions
FAR	52.203-3	Apr 1984	Gratuities
FAR	52.203-5	May 2014	Covenant Against Contingent Fees
FAR	52.203-6	Jun 2020	Restrictions on Subcontractor Sales to the Government
FAR	52.203-7	Jun 2020	Anti-Kickback Procedures
FAR	52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity
FAR	52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity
FAR	52.203-12	Jun 2020	Limitation on Payments to Influence Certain Federal Transactions
FAR	52.203-13	Nov 2021	Contractor Code of Business Ethics and Conduct
FAR	52.203-14	Nov 2021	Display of Hotline Poster(s)
FAR	52.203-17	Jun 2020	Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights
FAR	52.203-19	Jan 2017	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements
FAR	52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper
FAR	52.204-10	Jun 2020	Reporting Executive Compensation and First-Tier Subcontract Awards
FAR	52.204-13	Oct 2018	System for Award Management Maintenance
FAR	52.204-18	Aug 2020	Commercial and Government Entity Code Maintenance
FAR	52.204-19	Dec 2014	Incorporation by Reference of Representations and Certifications
FAR	52.204-21	Nov 2021	Basic Safeguarding of Covered Contractor Information Systems
FAR	52.204-23	Nov 2021	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities
FAR	52.204-25	Nov 2021	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment
FAR	52.204-27	Jun 2023	Prohibition on a ByteDance Covered Application
FAR	52.209-6	Nov 2021	Protecting the Government’s Interests When Subcontracting With Offerors Debarred, Suspended, or Proposed for Debarment
FAR	52.209-9	Oct 2018	Updates of Publicly Available Information Regarding Responsibility Matters
FAR	52.209-10	Nov 2015	Prohibition on Contracting with Inverted Domestic Corporations
FAR	52.210-1	Nov 2021	Market Research
FAR	52.215-2	Jun 2020	Audit and Records – Negotiation
FAR	52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
FAR	52.215-10	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data
FAR	52.215-11	Jun 2020	Price Reduction for Defective Certified Cost or Pricing Data—Modifications.
FAR	52.215-12	Jun 2020	Subcontractor Certified Cost or Pricing Data
FAR	52.215-13	Jun 2020	Subcontractor Certified Cost or Pricing Data—Modifications
FAR	52.215-14	Nov 2021	Integrity of Unit Prices

FAR	52.215-15	Oct 2010	Pension Adjustments and Asset Reversions
FAR	52.215-18	Jul 2005	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) other than Pensions
FAR	52.215-19	Oct 1997	Notification of Ownership Changes
FAR	52.215-21	Nov 2021	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data -Modifications
FAR	52.215-23	Jun 2020	Limitations on Pass-Through Charges
FAR	52.216-7	Aug 2018	Allowable Cost and Payment
FAR	52.216-8	Jun 2011	Fixed Fee
FAR	52.219-8	Oct 2018	Utilization of Small Business Concerns
FAR	52.219-28	Sep 2021	Post-Award Small Business Program Representation
FAR	52.222-1	Feb 1997	Notice to the Government of Labor Disputes
FAR	52.222-2	July 1990	Payment for Overtime Premiums
FAR	52.222-3	Jun2003	Convict Labor
FAR	52.222-21	Apr 2015	Prohibition of Segregated Facilities
FAR	52.222-26	Sept 2016	Equal Opportunity
FAR	52.222-35	Jun 2020	Equal Opportunity for Veterans
FAR	52.222-36	Jun 2020	Equal Opportunity for Workers with Disabilities
FAR	52.222-37	Jun 2020	Employment Reports on Veterans
FAR	52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act
FAR	52.222-50	Nov 2021	Combating Trafficking in Persons
FAR	52.222-54	May 2022	Employment Eligibility Verification
FAR	52.223-6	May 2001	Drug-Free Workplace
FAR	52.223-18	Jun 2020	Encouraging Contractor Policies to Ban Text Messaging While Driving
FAR	52.224-1	Apr 1984	Privacy Act Notification
FAR	52.224-2	Apr 1984	Privacy Act
FAR	52.225-13	Feb 2021	Restrictions on Certain Foreign Purchases
FAR	52.226-1	Jun 2000	Utilization of Indian Organizations and Indian-Owned Economic Enterprises.
FAR	52.227-1	June 2020	Authorization and Consent, Alternate 1 (APR 1984)
FAR	52.227-2	Jun 2020	Notice and Assistance Regarding Patent and Copyright Infringement
FAR	52.227-11	May 2014	Patent Rights – Ownership by the Contractor
FAR	52.227-14	May 2014	Rights in Data - General, Alternate II
FAR	52.227-16	June 1987	Additional Data Requirements
FAR	52.228-7	Mar 1996	Insurance – Liability to Third Persons
FAR	52.232-9	Apr 1984	Limitation on Withholding of Payments
FAR	52.232-17	May 2014	Interest
FAR	52.232-20	Apr 1984	Limitation of Cost
FAR	52.232-23	May 2014	Assignment of Claims
FAR	52.232-25	Jan 2017	Prompt Payment
FAR	52.232-33	Oct 2018	Payment by Electronic Funds Transfer--System for Award Management
FAR	52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
FAR	52.232-40	Nov 2021	Providing Accelerated Payments to Small Business SubOfferors
FAR	52.233-1	May 2014	Disputes
FAR	52.233-3	Aug 1996	Protest After Award
FAR	52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
FAR	52.242-1	Apr 1984	Notice of Intent to Disallow Costs
FAR	52.242-2	Apr 1991	Production Progress Reports
FAR	52.242-3	Sep 2021	Penalties for Unallowable Costs
FAR	52.242-4	Jan 1997	Certification of Final Indirect Costs
FAR	52.242-13	Jul 1995	Bankruptcy
FAR	52.243-2	Aug 1987	Changes—Cost-Reimbursement Alternate V (Apr 1984).
FAR	52.243-6	Apr 1984	Change Order Accounting
FAR	52.243-7	Jan 2017	Notification of Changes
FAR	52.244-2	Jun 2020	Subcontracts, Alternate 1 (Jun 2020)
FAR	52.244-5	Dec 1996	Competition in Subcontracting

FAR	52.244-6	Jan 2022	Subcontracts for Commercial Products and Commercial Services
FAR	52.245-1	Sep 2021	Government Property
FAR	52.245-9	Apr 2012	Use and Charges
FAR	52.246-23	Feb 1997	Limitation of Liability.
FAR	52.246-25	Feb 1997	Limitation of Liability—Services
FAR	52.247-67	Feb 2006	Submission of Transportation Documents for Audit
FAR	52.249-6	May 2004	Termination (Cost-Reimbursement)
FAR	52.249-14	Apr 1984	Excusable Delays
FAR	52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR	352.203-70	Dec 2015	Anti-Lobbying
HHSAR	352.208-70	Dec 2015	Printing and Duplication
HHSAR	352.211-2	Dec 2015	Conference Sponsorship Requests and Conference Materials Disclaimer
HHSAR	352.215-70	Dec 2015	Late Proposals and Revisions
HHSAR	352.216-70	Dec 2015	Additional Cost Principles
HHSAR	352.222-70	Dec 2015	Offeror Cooperation in Equal Employment Opportunity Investigations
HHSAR	352.223-70	Dec 2015	Safety and Health
HHSAR	352.224-70	Dec 2015	Privacy Act
HHSAR	352.224-71	Dec 2015	Confidential Information
HHSAR	352.227-70	Dec 2015	Publications and Publicity
HHSAR	352.233-71	Dec 2015	Litigation and Claims
HHSAR	352.237-75	Dec 2015	Key Personnel
HHSAR	352.270-6	Dec 2015	Restriction on use of Human Subjects
HHSAR	352.270-9	Dec 2015	Non-Discrimination for Conscience

I.2. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

52.217-6 Option for Increased Quantity (Mar 1989)

The Government may increase the quantity of supplies called for in the Schedule at the unit price specified. The Contracting Officer may exercise the option by written notice to the Contractor within 10 days of exercise of the option. Delivery of the added items shall continue at the same rate as the like items called for under the contract, unless the parties otherwise agree.

52.217-8 Option to Extend Services (Nov 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 10 days.

52.217-9 Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days of the contract expiration date; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed ten years.

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated August 31, 2023, 32 pages

2. Invoice Instructions for Cost Reimbursement Contracts, 6 pages

3. Financial Report of Individual Project/Contract, 1 page

4. Instructions for Completing Financial Report of Individual Project/Contract, 2 pages

5. Inclusion Enrollment Report

Inclusion Enrollment Report, 1 page.

6. Research Patient Care Costs

Research Patient Care Costs, 1 page.

7. BARDA Security Requirements, 6 pages

8. Report of Government Owned Contractor Held Property

Report of Government Owned Contractor Held Property, 1 page located at:

https://oamp.od.nih.gov/sites/default/files/DGS/contracting-forms/Govt-Owned-Prop.pdf

Burn Wound Imaging Technology
Statement of Work

Original Document

Solicitation Number: [***]

UEI Number: [***]

DUNS Number: [***]

Offeror:	[***]

Technical Contact	[***]

Administrative Contact	[***]

Date of submission: August 31st, 2023

Government Notice for Handling Proposals:

This document contains information that is proprietary, privileged and/or confidential to Spectral MD, Inc.

Confidential – Spectral MD, Inc.	Page 1 of 24

Table of Contents

1.	Statement of Work (SOW)	3

1.1.	Preamble	3

1.2.	Overall Objectives and Scope	3

1.3.	Expected Outcomes	3

1.4.	Technical Tasks and Subtasks	4

6	Milestones and Deliverables Table	23

7	High-level Timeline	24

Confidential – Spectral MD, Inc.	Page 2 of 24

1. Statement of Work (SOW)

1.1. Preamble

Independently, and not as an agent of the government, the contractor shall furnish all necessary services; qualified professional, technical, and administrative personnel; and material, equipment, and facilities not otherwise provided by the government under the terms of this contract, as needed to perform the tasks set forth below.

The government reserves the right to modify the budget, progress, schedule, or milestones to add or delete processes, schedules, or deliverables if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the government will evaluate whether work should be redirected or removed, or whether schedule or budget adjustments should be made. The government reserves the right to change the product, process, schedule, or events to add or delete part or all of these elements as the need arises.

1.2. Overall Objectives and Scope

The proposed project scope is aimed at redefining burn assessments in routine burn care and bolstering emergency preparedness for scenarios involving mass burn casualties. The project will propel AI technology for burn assessment into clinical use, expand manufacturing capabilities to ensure access to advanced burn care technology, and execute a comprehensive strategy for deploying DeepView systems and training users across various care scenarios. Post-market studies will generate evidence to support the acceptance and integration of DeepView into the clinical burn care settings, with the ultimate goal of establishing them as the gold standard in burn assessment. Continuous enhancements driven by user insights will further enrich system functionalities, while innovative procurement strategies, including lease agreements and service contracts, will secure their sustained presence in both initial response and definitive burn care settings. This holistic approach converges to reshape conventional burn care paradigms and enhance the nation’s readiness for burn mass casualty incidents.

1.3. Expected Outcomes

●	Completion of pivotal studies that meet requirements for and achievement of FDA clearance of AI- driven solutions that hold the potential to redefine burn diagnosis.

●	Expansion of manufacturing capabilities to ensure seamless production of the DeepView systems at scale, thereby increasing access to advanced burn care technology.

●	Strategic procurement through innovative payment models including DeepView system lease agreements, service contracts, and transition agreements, ensuring the sustained presence of our systems in both initial response and definitive burn care settings. Strategic deployment of [***] procured DeepView systems, coupled with a comprehensive end-user clinical training program, for users in both initial response and definitive care scenarios.

●	Significant improvements to burn care outcomes demonstrated with post-market studies—driving market adoption in EDs and BCs and paving the way for the DeepView’s eventual acceptance as the gold standard in burn assessment.

●	Product enhancements especially in improved AI burn assessment and burn %TBSA burn wound size measurements that evolve with future clinical needs fortified by the invaluable insights gleaned from users.

Confidential – Spectral MD, Inc.	Page 3 of 24

1.4.	Technical Tasks and Subtasks

The following sections provide the SOW for the proposed project scope with a detailed description of all the activities planned for all five CLINs.

[***]

The following two tables summarize the key product activities and clinical studies included in the SMD’s SOW for all five CLINs (Table 4 and Table 5).

Table 1. Summary of Product Activities By CLIN

Product Activities	Description	CLIN
[***]	[***]	CLIN 1
[***]	[***]	CLIN 1
DeepView HW & SW Enhancements	[***]	CLIN 1
DeepView Image Projection Proof-Of-Concept	[***]	CLIN 1
AI-Burns Improvements in ED and Special Populations	[***]	CLIN 3
[***]	[***]	CLIN 3 & CLIN 5
DeepView HW & SW Enhancements	[***]	CLIN 3
DeepView HW Enhancement	[***]	CLIN 5

Table 2. Summary of Clinical Study Activities By CLIN

Clinical Studies	Description	CLIN
AI-Burns Pivotal Study	[***]	CLIN 1
AI-Burns Enhancement Study	[***]	CLIN 3
Clinical Outcome Study	[***]	CLIN 3
[***] Pivotal Study	[***]	CLIN 5
Clinical Outcome Study	[***]	CLIN 5

Confidential – Spectral MD, Inc.	Page 4 of 24

1.	Base Phase (CLIN 1): Late-stage Product Development and Initial Procurement for Placement in Clinical Sites

The Base Phase of the contract will permit SMD to enroll sufficient study subjects at multiple clinical sites to validate the algorithm that was optimized and selected in the previous BARDA contract. Development, validation, and regulatory clearance of 3D technology for accurate %TBSA measurements leveraging existing DeepView hardware (HW) will be completed. The validation data obtained during Base Phase will be submitted to the FDA for the final clearance process and commercial release of the AI-Burns software. The initial % TBSA burn size measurement software will also be released at the same time as the AI-Burns software. In addition, the final manufacturing process to produce DeepView systems for commercial sales will have been optimized specifically for the FDA-cleared product. Retrospective cost-benefit analysis, value proposition development and testing, new technology add-on payment (NTAP) preparation, FDA submission and clearance will all help prepare for future outcome studies. These studies will provide substantial health economic cost-benefit evidence for commercial sales and prepare SMD for Commercial release.

1.1.	Program Management (WBS 1.1)

WBS	Milestone	Deliverable	Success Criteria	[***]
1.1.1	Integrated Master Schedule, IMS, Responsibilities Matrix	[***]	[***]	[***]
1.1.2	Risk Management Plan	[***]	[***]	[***]
1.1.3	Monthly Report, Direct Labor Invoice, and Invoice for all Other Costs.	[***]	[***]	[***]

1.1.1.	Project Initiation and Planning (WBS 1.1.1)

SMD shall prepare and maintain a Work Breakdown Structure (WBS) agreed upon by the government for reporting on the contract. SMD shall expand and delineate the contract WBS to a level agreed upon by the government as part of their Integrated Master Plan for contract reporting. The WBS shall be discernable, consistent, and cross-linked with the Statement of Work (SOW). The Contract Officer (CO) may require SMD to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task. SMD shall prepare and maintain a responsibility matrix outlining responsibility for key activities and deliverables defined in the agreed-upon SOW.

Within 90 calendar days of the effective date of the contract, SMD shall submit a first draft of an updated IMS to the CO and Contracting Officer’s Representative (COR) for review and comment. The integrated master plan will be used to monitor the performance of the contract. SMD shall include the key milestones and Go/No-Go Decision Gates as defined in the agreed-upon SOW.

The SMD Project Manager (PM) will be the main liaison between SMD and BARDA, including the CO and COR. The PM shall schedule monthly teleconferences with the BARDA Project Coordinating Team (PCT) and provide any presentation materials and agenda to the BARDA CO/COR no later than two (2) business days before the meeting. Meeting minutes will be provided no later than 5 business days after the meeting.

Confidential – Spectral MD, Inc.	Page 5 of 24

The PM shall also schedule touch base teleconferences with BARDA CO/COR bi-weekly, which can be modified as needed. The PM shall also provide project task updates using BARDA CO/COR’s template. SMD shall include the risk management plan on a quarterly basis at a minimum in the monthly Project Status Report. SMD shall also monitor and track day-to-day progress of all project activities, including subcontractor and consultant communications and timeline updates. When needed, SMD shall document project decisions and key takeaways in meeting minutes for record keeping, which can be shared with BARDA CO/COR upon request.

1.1.2.	Risk Management Plan (WBS 1.1.2)

SMD shall develop a risk management plan within 90 days of contract award date, highlighting potential problems and/or issues that may arise during the life of the contract; their impact on cost, schedule, and performance; and appropriate remediation plans. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included on a quarterly basis (every three months) at a minimum in the monthly Project Status Report. The Senior Project Manager shall maintain and manage the risk management plan to minimize project risks per approved project scope by BARDA and proposes mitigation plan for each risk. The Senior PM will also send an updated risk management plan once every three months.

1.1.3.	Federal Reporting (WBS 1.1.3)

All contractual documentation and BARDA requests for information and regular project status updates shall be submitted by the Project Manager by email to the CO and COR as well as uploaded in BARDA Digital Resource (BDR) Site. The Project Manager will maintain the Integrated Master Plan and WBS to ensure it reflects the scope and timeline as agreed by BARDA. The Integrated Master Plan shall include key milestones with “Go/No-Go” decision criteria (entrance and exit criteria for each of the project). The project plan should include, but are not limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.

During the contract, SMD shall submit a Deviation Report for needed changes for IMS activities as baselined. This report shall request a change in the agreed upon IMS and timelines. This report shall include: (i) discussion of the rationale/justification for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget. The Project Manager shall prepare and submit contract modification requests when necessary. Upon BARDA approval, the Project Manager shall update the SOW to ensure that it reflects the project scope as agreed upon with BARDA.

The Project Manager shall maintain and manage the risk management plan to ensure it includes project risks per approved project scope by BARDA and proposes mitigation plan for each risk.

SMD shall deliver one invoice monthly to include all costs and a Project Status Report. The monthly reports shall address the items below cross referenced to the SOW, WBS, IMS, and other Project Management Plan tool(s):

i.	Executive summary highlighting the progress, issues, and relevant manufacturing, non- clinical, clinical, and regulatory activities;

ii.	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, which explains any differences between the two and corrective steps;

iii.	Updated IMS;

iv.	Updated Risk Management Plan (every three months);

v.	Three-month rolling forecast of planned activities;

vi.	Progress of regulatory submissions; and

vii.	Estimated and actual expenses.

Confidential – Spectral MD, Inc.	Page 6 of 24

SMD shall participate in regular meetings to coordinate and oversee the contract effort in coordination with the CO and COR. Such meetings may include, but are not limited to, meeting of SMD and subcontractors to discuss clinical manufacturing progress, product development, scale-up manufacturing development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other government officials to discuss the technical, regulatory, and ethical aspects of the program; and meetings with technical consultants to discuss technical data provided by SMD estimated and actual expenses.

The SMD Project Manager shall coordinate monthly teleconferences with the BARDA Project Coordinating Team (PCT) to occur once a month, which can be adjusted as necessary. The Senior Project Manager shall be responsible for providing any presentation materials and agenda to the BARDA CO/COR no later than two (2) business days before the meeting. In addition, the SMD Senior Project Manager shall be responsible for providing meeting minutes to the BARDA CO/COR no later than 5 business days after the meeting.

The SMD Project Manager shall be responsible for holding “touch base” teleconferences with the BARDA CO/COR to occur bi-weekly at a minimum, which can be adjusted as necessary. The SMD Senior Project Manager shall provide project task updates using the template to be provided by the BARDA COR/CO (Meeting summary can be provided by the Senior Project Manager via email as needed and formal meeting minutes may not be required unless specified by the BARDA COR).

1.2.	Regulatory and Quality (WBS 1.2)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.2.1	Updated DeepView SnapShot regulatory documentation	[***]	[***]	[***]
1.2.2	DeepView AI- Burns de novo marketing application submission	[***]	[***]	[***]

1.2.1.	Regulatory Plan Update and Regulatory/Quality Support (WBS 1.2.1)

Following discussions planned with the FDA in [***], the regulatory team will work with SMD’s quality, clinical, software, and hardware teams to ensure all final clinical and non-clinical verification and validation test plans are aligned with FDA’s expectations. The final phase of testing will support the FDA marketing application planned for submission in [***]. Regulatory plans will be updated to ensure alignment with the DeepView Target Product Profile (TPP) and FDA feedback.

SMD has registered as a medical device manufacturer and listed the DeepView SnapShot, the Class I imaging device with the FDA-CDRH in August 2023. The DeepView SnapShot device will run the DeepView AI-Burns software after AI-burns receives marketing clearance. Regulatory Affairs (RA)/ Quality Assurance (QA) will ensure DeepView Snapshot’s design history file is updated as HW and SW changes are implemented and all aspects of SMD’s product development process, e.g., design, implementation, verification, and validation, are completed and released to SMD’s Quality Management System (QMS).

SMD passed ISO 13485 audit and received certification on August 9th, 2023. Internal and Surveillance audits will be conducted annually.

Confidential – Spectral MD, Inc.	Page 7 of 24

RA/QA will support SMD’s cross functional team to ensure plans for oversight of critical compliance areas, including good machine learning practices (GMLP), HIPAA, and cybersecurity including DeepView device EHR interconnectivity features are up to date. According to the plan SMD will work with independent consultants or companies to conduct audits of these areas.

The CRO subcontractor, [***], will be tasked with independently ensuring clinical studies sponsored by SMD are in compliance with the Health Insurance Portability and Accountability Act (HIPAA). This includes databases used for storing information collected from study participants. RA/QA will be responsible for ensuring SMD databases are HIPAA compliant.

1.2.2.	DeepView AI-Burns Regulatory Submission (WBS 1.2.2)

SMD will prepare a marketing application package to the FDA-CDRH for the DeepView AI-Burns Software. [***].

1.3.	Product Development (WBS 1.3)

1.3.1.	DeepView AI-Burns Pivotal Study (WBS 1.3.1)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.3.1.1	Pivotal study ready	[***]	[***]	[***]
1.3.1 .2	Pivotal study BC and ED enrollment complete	[***]	[***]	[***]
1.3.1.3	DeepView AI- Burns meets pivotal study endpoints	[***]	[***]	[***]

Clinical study preparation will be conducted to prepare sites to enroll subjects in the pivotal study. This will involve [***].

Confidential – Spectral MD, Inc.	Page 8 of 24

Execution of the pivotal study is currently estimated to enroll up to [***] subjects from study site EDs and enrollment of up to an additional [***] subjects from study site BCs, including both adult and pediatrics. [***].

Data analysis for the Pivotal study will be conducted by analyzing each endpoint described in the study protocol and all tables, listings and figures created based on the SAP. A Clinical Study Report (CSR) will be authored to report the conduct of the study, results of the study, and the analysis of results. An external party (e.g., the biostatistics group of our CRO subcontractor) will verify all results by reproducing the analysis independently in their own statistical software environment. The CSR will be reviewed by BARDA prior to completion. [***].

1.3.2.	Hardware and Software—Late-stage Product Development (WBS 1.3.2)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.3.2.1	Software verification and validation for DeepView AI-Burns and % TBSA	[***]	[***]	[***]
1.3.2.2	Planned Change Control Procedure for AI	[***]	[***]	[***]
1.3.2.3	Human factors validation report	[***]	[***]	[***]

Late-stage product development encompasses the final activities for preparation of the DeepView SnapShot device and DeepView AI-Burns software prior to commercialization other than the pivotal clinical study.

[***]

Confidential – Spectral MD, Inc.	Page 9 of 24

1.3.3	Direct EHR Connectivity (WBS 1.3.3)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.3.3	Direct EHR connection	[***]	[***]	[***]

The software team will develop an improvement to its EHR connectivity module for the DeepView AI- Burns that can directly connect to hospital IT systems, eliminating third-party applications for EHR connectivity. [***].

1.4.	Manufacturing—Initial Procurement for Pivotal Study & Support (WBS 1.4)

WBS	Milestones	Deliverable	Success Criteria	Timing
1.4.1	Deployment of [***] DeepView systems to [***] pivotal Study sites	[***]	[***]	[***]
1.4.2	VMI system established	[***]	[***]	[***]
1.4.3	Support of DeepView systems in the pivotal study complete	[***]	[***]	[***]

1.4.1.	Device Manufacturing (WBS 1.4.1)

SMD will produce [***] DeepView commercial systems through its CM. DeepView systems will be transferred and stored in a warehouse managed by SMD until they are shipped to pivotal clinical study sites.

1.4.2.	VMI system established (WBS 1.4.2)

To accommodate storage of DeepView systems before they are shipped to the pivotal study clinical sites and to prepare for commercialization, SMD will develop a Vendor Managed Inventory (VMI) system. [***].

Confidential – Spectral MD, Inc.	Page 10 of 24

1.4.3.	DeepView System Support for Pivotal Study (WBS 1.4.3)

During CLIN 1, SMD will continue to support all the DeepView systems participating in the AI-Burns pivotal study ensuring that all systems are functioning properly, and all clinical site questions are addressed timely with the goal of every DeepView system at each clinical study site completing patient enrollment and data collection successfully.

1.5.	HEOR Database Analysis (WBS 1.5)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.5.1	Clinician interviews and [***] database analysis complete	[***]	[***]	[***]

SMD will partner with a health economics research organization, [***], to develop a cost- effectiveness and budget impact model to initiate efforts in health economics and outcomes research for DeepView. [***].

1.6.	Program Management (WBS 1.6)

See SOW section 1.1 Program Management for program management activities to occur.

WBS	Milestone	Deliverable	Success Criteria	Timing
1.6.1	Monthly Report, Direct Labor Invoice, and Invoice for all Other Costs.	[***]	[***]	[***]
1.6.2	Summary of current phase and plan for next phase complete	[***]	[***]	[***]

1.6.1.	Federal Reporting

See SOW section 1.1 Program Management for Federal Reporting activities to occur.

1.6.2.	Next Phase Planning (WBS 1.6.2)

Upon completion of all deliverables and scope under the Base funding period, SMD shall prepare a technical progress report to summarize results achieved during this period, including challenges and lessons learned. Upon approval of the report by BARDA, SMD will prepare slides to be presented during an In-Process-Review (IPR) or Programmatic Review with BARDA. These meetings will be attended by BARDA, SMD, and other parties as necessary and take place either in person or via teleconference as determined by BARDA. Upon IPR or Programmatic Review approval, BARDA will issue directions to proceed. In accordance with such directions, SMD will prepare a plan for the next phase and provide all justifications as requested by the government.

Confidential – Spectral MD, Inc.	Page 11 of 24

1.7.	Regulatory and Quality (WBS 1.7)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.7.1	DeepView AI- Burns Market clearance	[***]	[***]	[***]
1.7.2	Cloud-based quality/product development lifecycle management system	[***]	[***]	[***]

1.7.1.	DeepView AI-Burns Regulatory Clearance (WBS 1.7.1)

[***].

1.7.2.	Cloud-based quality/product development lifecycle management system (WBS 1.7.2)

[***].

1.8.	Product Development (WBS 1.8)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.8.1	[***]	[***]	[***]	[***]
1.8.2	[***]	[***]	[***]	[***]

1.8.1.	[***] (WBS 1.8.1)

[***].

1.8.2.	[***] (WBS 1.8.2)

[***].

Confidential – Spectral MD, Inc.	Page 12 of 24

1.9.	Manufacturing - Sustaining Engineering (WBS 1.9)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.9.1	DeepView sustaining engineering activities complete	[***]	[***]	[***]

1.9.1.	DeepView Sustaining Engineering (WBS 1.9.2)

SMD will address all sustaining engineering activities required to keep the DeepView system up to date, including [***].

1.10.	Commercialization (WBS 1.10)

WBS	Milestone	Deliverable	Success Criteria	Timing
1.10.1	US HEOR BEACON model developed	[***]	[***]	[***]
1.10.2	Customer-based validation of value proposition	[***]	[***]	[***]
1.10.3	Reimbursement strategy developed	[***]	[***]	[***]
1.10.4	Market awareness and adoption activities complete	[***]	[***]	[***]

1.10.1.	HEOR—BEACON Model Development (WBS 1.10.1)

SMD will partner with a health economics research organization, [***], to develop a cost- effectiveness and budget impact model. [***].

1.10.2.	DeepView Value Proposition User-Based Validation (WBS 1.10.2)

SMD will contract an experienced market research firm to refine and validate the current value proposition for market acceptance, understandability, believability, and intent to purchase. [***].

1.10.3.	Reimbursement—Strategy Development (WBS 1.10.3)

SMD will investigate reimbursement opportunities to create a reimbursement recommendation report that will contain SMD’s reimbursement strategy. [***].

Confidential – Spectral MD, Inc.	Page 13 of 24

1.10.4.	Market Awareness and Adoption (WBS 1.10.4)

[***].

2.	Option [***] (CLIN 2): Post-Approval Procurement

2.1.	Procurement (WBS 2.1)

WBS	Milestone	Deliverable	Success Criteria	Timing
2.1.1	[***] commercial DeepView systems built	[***]	[***]	[***]
2.1.2	[***] DeepView systems deployed	[***]	[***]	[***]
2.1.3	System Service, Maintenance, Warranty, End-User Training and Support Readiness	[***]	[***]	[***]
2.1.4	[***] Agreements Ready for Procurement	[***]	[***]	[***]

2.1.1.	Manufacturing of [***] Units (WBS 2.1.1)

[***].

2.1.2.	Deployment of [***] Units (WBS 2.1.2)

[***].

2.1.3.	System Service, Maintenance, Warranty, End-User Training and Support (WBS 2.1.3)

SMD will hire resources to establish its field clinical/service and customer support teams including [***].

Confidential – Spectral MD, Inc.	Page 14 of 24

2.1.4.	[***] Agreements (WBS 2.1.4)

SMD will develop and complete [***] agreements to be used for the procurement of up to [***] systems in CLIN2. [***].

3.	Option [***] (CLIN 3): Post-Marketing Commitments and/or Requirements

3.1.	Program Management (WBS 3.1)

See SOW section 1.1 & 1.6 Program Management for program management activities to occur in CLIN 3.

3.2.	Regulatory and Quality (WBS 3.2)

WBS	Milestone	Deliverable	Success Criteria	Timing
3.2.1	Regulatory and Quality support complete	[***]	[***]	[***]
3.2.2.1	Pre-submission package for enhancements [***]	[***]	[***]	[***]
3.2.2.2	Submission of 510(k) for enhancements to [***]	[***]	[***]	[***]
3.2.2.3	Clearance of 510(k) for enhancements to [***]	[***]	[***]	[***]

3.2.1.	Regulatory and Quality Support (WBS 3.2.1)

SMD’s Quality and Regulatory staff will provide post-market surveillance to monitor the safety and performance of DeepView systems deployed to the market. [***].

3.2.2.	DeepView FDA 510(k) Submission and Clearance (WBS 3.2.2)

[***].

[***].

Confidential – Spectral MD, Inc.	Page 15 of 24

3.3.	Product Development (WBS 3.3)

WBS	Milestone	Deliverable	Success Criteria	Timing
3.3.1	AI-Burns algorithm enhanced performance per PCCP complete	[***]	[***]	[***]
3.3.2	AI-Burns enhanced training data collection complete	[***]	[***]	[***]
3.3.3	[***] AI algorithm “lock-down”	[***]	[***]	[***]
3.3.4	DeepView SnapShot device hardware and software enhancements complete	[***]	[***]	[***]

3.3.1.	AI-Burns Enhancements (WBS 3.3.1)

SMD’s Software and Data Science teams will execute AI improvements outlined in the PCCP, [***].

3.3.2.	AI-Burns Enhancement ED and Special Populations Clinical Study (WBS 3.3.2)

SMD will conduct a subsequent clinical study called [***].

3.3.3.	[***] (WBS 3.3.3)

[***].

3.3.4.	Hardware & Software Enhancement—Portability and Manufacturability (WBS 3.3.4)

[***].

Confidential – Spectral MD, Inc.	Page 16 of 24

3.4.	Manufacturing, Sustaining Engineering and Study System Support (WBS 3.4)

WBS	Milestone	Deliverable	Success Criteria	Timing
3.4.1	Support of DeepView systems in the AI-Burns Enhancement Study complete	[***]	[***]	[***]
3.4.2	DeepView sustaining engineering activities complete	[***]	[***]	[***]

3.4.1	DeepView System Support for AI-Burns Enhancement Study (WBS 3.4.1)

[***].

3.4.2	DeepView Sustaining Engineering (WBS 3.4.4)

SMD will address all sustaining engineering activities required to keep the DeepView system up to date, [***].

3.5.	Commercialization (WBS 3.5)

WBS	Milestone	Deliverable	Success Criteria	Timing
3.5.1	HEOR-BEACON model updated	[***]	[***]	[***]
3.5.2.1	Prospective clinical outcomes study preparation ready	[***]	[***]	[***]
3.5.2.2	Prospective clinical outcomes study enrollment complete	[***]	[***]	[***]
3.5.2.3	Prospective clinical outcomes study analysis complete	[***]	[***]	[***]
3.5.3.1	NTAP submission	[***]	[***]	[***]
3.5.3.2	NTAP granted	[***]	[***]	[***]
3.5.3.3	CMS approval of EDP for TCET	[***]	[***]	[***]
[***]
3.5.3.4	NCD submission under TCET	[***]	[***]	[***]
3.5.4.1	BC and ED KOL panels formation	[***]	[***]	[***]
3.5.4.2	Commercial team, market awareness and adoption activities complete	[***]	[***]	[***]

3.5.1.	HEOR—BEACON Model Expansion (WBS 3.5.1)

[***].

3.5.2.	Clinical Outcomes Study (WBS 3.5.2)

A prospective outcomes study will be conducted to quantify cost impact and confirm the value proposition of incorporating DeepView into the clinical burn workflow. [***].

3.5.3.	Market Access – Reimbursement (WBS 3.5.3)

[***].

Confidential – Spectral MD, Inc.	Page 17 of 24

3.5.4.	Market Awareness and Adoption (WBS 3.5.4)

SMD will ensure the commercial team supporting the [***] DeepView systems [***] is in place, fully trained and ready.

SMD will continue efforts to advance clinical adoption. [***].

4.	Option [***] (CLIN 4): Additional Procurement

4.1.	Procurement (WBS 4.1)

WBS	Milestone	Deliverable	Success Criteria	Timing
4.1.1	[***] commercial DeepView systems built	[***]	[***]	[***]
4.1.2	[***] DeepView systems deployed	[***]	[***]	[***]
4.1.3	System Service, Maintenance and End- User Training Support Readiness	[***]	[***]	[***]

4.1.1.	Manufacturing of [***] Units (WBS 4.1.1)

[***].

4.1.2.	Deploy [***] Units (WBS 4.1.2)

[***].

4.1.3.	System Service, Maintenance and End-User Training and Support (WBS 4.1.3)

[***].

Confidential – Spectral MD, Inc.	Page 18 of 24

5.	Option [***] (CLIN 5): Additional Development

5.1.	Program Management (WBS 5.1)

See SOW section 1.1 & 1.6 Program Management for program management activities to occur in CLIN 5.

5.2.	Regulatory and Quality (WBS 5.2)

WBS	Milestone	Deliverable	Success Criteria	Timing
5.2.1	Regulatory and Quality support complete	[***]	[***]	[***]
5.2.2.1	Pre-submission meeting for [***]	[***]	[***]	[***]
5.2.2.2	Submission of 510(k) for [***] functionality	[***]	[***]	[***]
5.2.2.3	Clearance of 510(k) for [***]	[***]	[***]	[***]

5.2.1.	Regulatory and Quality Support (WBS 5.2.1)

SMD’s Quality and Regulatory team will provide post-market surveillance to monitor the safety and performance of DeepView systems deployed to the market. [***].

5.2.2.	DeepView [***] FDA 510(k) Submission and Clearance (WBS 5.2.2)

[***].

5.3.	Product Development (WBS 5.3)

5.3.1.	[***] Pivotal Study (WBS 5.3.1)

WBS	Milestone	Deliverable	Success Criteria	Timing
5.3.1.1	Pivotal study ready to start	[***]	[***]	[***]
5.3.1.2	Pivotal study enrollment complete	[***]	[***]	[***]
5.3.1.3	Clinical validation of [***] software complete	[***]	[***]	[***]

Confidential – Spectral MD, Inc.	Page 19 of 24

A pivotal clinical study will be conducted in CLIN 5 for [***].

5.3.2.	Hardware and Software Enhancements—Portability (WBS 5.3.2)

WBS	Milestone	Deliverable	Success Criteria	Timing
5.3.2	Hardware and software enhancements	[***]	[***]	[***]

[***].

5.3.3.	AI Enhancements (WBS 5.3.3)

WBS	Milestone	Deliverable	Success Criteria	Timing
5.3.3	AI-Burns models optimized to maximize clinical benefit	[***]	[***]	[***]

SMD’s Software and Data Science teams will continue working toward AI improvements outlined in the PCCP, using data newly acquired from clinical outcomes studies. [***].

5.4.	Manufacturing, Supply Chain and Contract Manufacturing de-risking, Design Transfer and Sustaining Engineering Activities (WBS 5.4)

WBS	Milestone	Deliverable	Success Criteria	Timing
5.4.1	Support of DeepView systems in the clinical outcomes rural study	[***]	[***]	[***]
5.4.2	DeepView sustaining engineering activities complete	[***]	[***]	[***]
5.4.3	DeepView design transfer activities complete	[***]	[***]	[***]
5.4.4	[***] CM Setup & DeepView design transfer complete	[***]	[***]	[***]

Confidential – Spectral MD, Inc.	Page 20 of 24

5.4.1.	DeepView System Support for Clinical Outcomes Rural Study (WBS 5.4.1)

During CLIN 5, SMD will continue to support all the DeepView systems participating in the clinical outcomes rural study ensuring that all systems are functioning properly, and all clinical site questions are addressed timely with the goal of every DeepView system at each clinical study site completing patient enrollment and data collection successfully.

5.4.2.	DeepView Sustaining Engineering (WBS 5.4.2)

Furthermore, SMD will address all sustaining engineering activities required to keep the DeepView system up to date, [***].

5.4.3.	DeepView Design Transfer (WBS 5.4.3)

[***].

5.4.4.	2nd CM Set-up & Design Transfer (WBS 5.4.4)

[***].

Confidential – Spectral MD, Inc.	Page 21 of 24

5.5	Commercialization (WBS 5.5)

WBS	Milestone	Deliverable	Success Criteria	Timing
5.5.1	HEOR-BEACON model updated	[***]	[***]	[***]
5.5.2.1	Clinical outcomes study ready to start	[***]	[***]	[***]
5.5.2.2	Rural ED transfer clinical study enrollment complete	[***]	[***]	[***]
5.5.2.3	Clinical outcomes study analysis	[***]	[***]	[***]
5.5.3	NCD granted	[***]	[***]	[***]
5.5.4	Commercial team, market awareness and adoption activities complete	[***]	[***]	[***]

5.5.1	HEOR—BEACON Model Expansion (WBS 5.5.1)

[***].

5.5.2	Clinical Outcomes Study (WBS 5.5.2)

[***].

5.5.3	Market Access - Reimbursement (WBS 5.5.3)

[***].

5.5.4	Market Awareness and Adoption (WBS 5.5.4)

SMD will ensure the commercial team supporting the [***] DeepView systems [***] is in place, fully trained and ready.

[***].

Confidential – Spectral MD, Inc.	Page 22 of 24

6	Milestones and Deliverables Table

WBS	Milestone	Deliverable	Success Criteria	Timing	Option
1.1.1	[***]	[***]	[***]	[***]	[***]
1.1.2	[***]	[***]	[***]	[***]	[***]
1.1.3	[***]	[***]	[***]	[***]	[***]
1.2.1	[***]	[***]	[***]	[***]	[***]
1.2.2	[***]	[***]	[***]	[***]	[***]
1.3.1.1	[***]	[***]	[***]	[***]	[***]
1.3.1.2	[***]	[***]	[***]	[***]	[***]
1.3.1.3	[***]	[***]	[***]	[***]	[***]
1.3.2.1	[***]	[***]	[***]	[***]	[***]
1.3.2.2	[***]	[***]	[***]	[***]	[***]
1.3.2.3	[***]	[***]	[***]	[***]	[***]
1.3.3	[***]	[***]	[***]	[***]	[***]
1.4.1	[***]	[***]	[***]	[***]	[***]
1.4.2	[***]	[***]	[***]	[***]	[***]
1.4.3	[***]	[***]	[***]	[***]	[***]
1.5.1	[***]	[***]	[***]	[***]	[***]
1.6.1	[***]	[***]	[***]	[***]	[***]
1.6.2	[***]	[***]	[***]	[***]	[***]
1.7.1	[***]	[***]	[***]	[***]	[***]
1.7.2	[***]	[***]	[***]	[***]	[***]
1.8.1	[***]	[***]	[***]	[***]	[***]
1.8.2	[***]	[***]	[***]	[***]	[***]
1.9.1	[***]	[***]	[***]	[***]	[***]
1.10.1	[***]	[***]	[***]	[***]	[***]
1.10.2	[***]	[***]	[***]	[***]	[***]
1.10.3	[***]	[***]	[***]	[***]	[***]
1.10.4	[***]	[***]	[***]	[***]	[***]
2.1.1	[***]	[***]	[***]	[***]	[***]
2.1.2	[***]	[***]	[***]	[***]	[***]
2.1.3	[***]	[***]	[***]	[***]	[***]
2.1.4	[***]	[***]	[***]	[***]	[***]
3.1.1	[***]	[***]	[***]	[***]	[***]
3.1.2	[***]	[***]	[***]	[***]	[***]
3.1.3	[***]	[***]	[***]	[***]	[***]
3.1.4	[***]	[***]	[***]	[***]	[***]
3.2.1	[***]	[***]	[***]	[***]	[***]
3.2.2.1	[***]	[***]	[***]	[***]	[***]
3.2.2.2	[***]	[***]	[***]	[***]	[***]
3.2.2.3	[***]	[***]	[***]	[***]	[***]
3.3.1	[***]	[***]	[***]	[***]	[***]
3.3.2	[***]	[***]	[***]	[***]	[***]
3.3.3	[***]	[***]	[***]	[***]	[***]

Confidential – Spectral MD, Inc.	Page 23 of 24

WBS	Milestone	Deliverable	Success Criteria	Timing	Option
3.3.4	[***]	[***]	[***]	[***]	[***]
3.4.1	[***]	[***]	[***]	[***]	[***]
3.4.2	[***]	[***]	[***]	[***]	[***]
3.5.1	[***]	[***]	[***]	[***]	[***]
3.5.2.1	[***]	[***]	[***]	[***]	[***]
3.5.2.2	[***]	[***]	[***]	[***]	[***]
3.5.2.3	[***]	[***]	[***]	[***]	[***]
3.5.3.1	[***]	[***]	[***]	[***]	[***]
3.5.3.2	[***]	[***]	[***]	[***]	[***]
3.5.3.3	[***]	[***]	[***]	[***]	[***]
3.5.3.4	[***]	[***]	[***]	[***]	[***]
3.5.4.1	[***]	[***]	[***]	[***]	[***]
3.5.4.2	[***]	[***]	[***]	[***]	[***]
4.1.1	[***]	[***]	[***]	[***]	[***]
4.1.2	[***]	[***]	[***]	[***]	[***]
4.1.3	[***]	[***]	[***]	[***]	[***]
5.1.1	[***]	[***]	[***]	[***]	[***]
5.1.2	[***]	[***]	[***]	[***]	[***]
5.1.3	[***]	[***]	[***]	[***]	[***]
5.1.4	[***]	[***]	[***]	[***]	[***]
5.2.1	[***]	[***]	[***]	[***]	[***]
5.2.2.1	[***]	[***]	[***]	[***]	[***]
5.2.2.2	[***]	[***]	[***]	[***]	[***]
5.2.2.3	[***]	[***]	[***]	[***]	[***]
5.3.1.1	[***]	[***]	[***]	[***]	[***]
5.3.1.2	[***]	[***]	[***]	[***]	[***]
5.3.1.3	[***]	[***]	[***]	[***]	[***]
5.3.2	[***]	[***]	[***]	[***]	[***]
5.3.3	[***]	[***]	[***]	[***]	[***]
5.4.1	[***]	[***]	[***]	[***]	[***]
5.4.2	[***]	[***]	[***]	[***]	[***]
5.4.3	[***]	[***]	[***]	[***]	[***]
5.4.4	[***]	[***]	[***]	[***]	[***]
[***]
5.5.1	[***]	[***]	[***]	[***]	[***]
5.5.2.1	[***]	[***]	[***]	[***]	[***]
5.5.2.2	[***]	[***]	[***]	[***]	[***]
5.5.2.3	[***]	[***]	[***]	[***]	[***]
5.5.3	[***]	[***]	[***]	[***]	[***]
5.5.4	[***]	[***]	[***]	[***]	[***]

7	High-level Timeline

[***]

Confidential – Spectral MD, Inc.	Page 24 of 24